TCW GALILEO FUNDS, INC.

865 South Figueroa Street, Suite 1800

Los Angeles, California 90017

(800) FUND TCW

STATEMENT OF ADDITIONAL INFORMATION

November 1, 2004

Equity Funds	Fixed Income Funds

Aggressive Growth Equities	Money Market
Convertible Securities	Core Fixed Income
Diversified Value	High Yield Bond
Dividend Focused	Short Term Bond
Focused Large Cap Value	Total Return Bond
Growth Equities
Growth Insights	International Funds
Large Cap Core
Large Cap Growth	Asia Pacific Equities
Large Cap Value	Emerging Markets Equities
Opportunity	Emerging Markets Income
Select Equities	European Growth Equities
Small Cap Core	Select International Growth Equities
Small Cap Growth
Value Added
Value Opportunities

This Statement of Additional Information is not a prospectus but contains information in addition to, and more detailed than that set forth in the Prospectus dated the same date, which describes each of the separate investment series (each, a “Fund”) of TCW Galileo Funds, Inc. This Statement of Additional Information should be read in conjunction with the Prospectus. A Prospectus may be obtained without charge by writing TCW Galileo Funds, Inc., Attention: Investor Relations Department, 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017 or by calling the Investor Relations Department at (800) FUND TCW. This Statement of Additional Information, although not in itself a prospectus, is incorporated by reference into the Prospectus in its entirety. Each Fund’s audited financial statements and the report of Deloitte & Touche LLP, the Funds’ independent registered public accounting firm, are incorporated by reference herein.

INVESTMENT PRACTICES

In attempting to achieve its investment objective, a Fund may utilize, among others, one or more of the strategies or securities set forth below. The Funds may, in addition, invest in other instruments (including derivative investments) or use other investment strategies that are developed or become available in the future and that are consistent with their objectives and restrictions. The Funds, for purposes of calculating certain comparative guidelines, will utilize the previous month-end range.

Strategies and Investments Available to All Funds

Money Market Instruments. All Funds may invest in money market instruments and will generally do so for temporary and defensive purposes only. These instruments include, but are not limited to:

U.S. Government Securities. Obligations issued or guaranteed as to principal and interest by the United States or its agencies (such as the Export-Import Bank of the United States, Federal Housing Administration and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank), including Treasury bills, notes and bonds;

Bank Obligations. Obligations including certificates of deposit, bankers’ acceptances, commercial paper (see below) and other debt obligations of banks subject to regulation by the U.S. Government and having total assets of $1 billion or more, and instruments secured by such obligations, not including obligations of foreign branches of domestic banks except as permitted below.

Eurodollar Certificates of Deposit. Eurodollar certificates of deposit issued by foreign branches of domestic banks having total assets of $1 billion or more (investments in Eurodollar certificates may be affected by changes in currency rates or exchange control regulations, or changes in governmental administration or economic or monetary policy in the United States and abroad);

Obligations of Savings Institutions. Certificates of deposit of savings banks and savings and loan associations, having total assets of $1 billion or more (investments in savings institutions above $100,000 in principal amount are not protected by federal deposit insurance);

Fully Insured Certificates of Deposit. Certificates of deposit of banks and savings institutions, having total assets of less than $1 billion, if the principal amount of the obligation is insured by the Bank Insurance Fund or the Savings Association Insurance Fund (each of which is administered by the Federal Deposit Insurance Corporation), limited to $100,000 principal amount per certificate and to 15% or less of a Fund’s net assets in all such obligations and in all illiquid assets, in the aggregate (10% limit for the Money Market Fund in illiquid securities);

Commercial Paper. The Funds may purchase commercial paper rated within the two highest ratings categories by Standard & Poor’s Corporation (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”) or, if not rated, the security is determined by the Adviser to be of comparable quality.

Money Market Mutual Funds. Shares of United States money market investment companies, subject to applicable legal restrictions and the Adviser’s determination that such investments are beneficial to the relevant Fund and appropriate in view of such considerations as yield (taking into account the advisory fees and expenses of the money market fund), quality and liquidity.

Other Short-Term Obligations. Debt securities that have a remaining maturity of 397 days or less and that have a long-term rating within the three highest ratings categories by S&P or Moody’s.

Repurchase Agreements. Repurchase agreements, which may be viewed as a type of secured lending by a Fund, typically involve the acquisition by a Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The repurchase agreements will provide that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security (“collateral”) at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be maintained in a segregated account and, with respect to United States repurchase agreements, will be marked to market daily to ensure that the full value of the collateral, as specified in the repurchase agreement, does not decrease below the repurchase price plus accrued interest. If such a decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. A Fund will accrue interest from the institution until the date the repurchase occurs. Although this date is deemed by each Fund to be the maturity date of a repurchase agreement, the maturities of the collateral securities are not subject to any limits and may exceed one year. Repurchase agreements maturing in more than seven days will be considered illiquid for purposes of the restriction on each Fund’s investment in illiquid and restricted securities.

Lending of Portfolio Securities. Each Fund may, consistent with applicable regulatory requirements, lend their portfolio securities to brokers, dealers and other financial institutions, provided such loans are callable at any time by the Funds (subject to the notice provisions described below), and are at all times secured by cash, bank letters of credit, other money market instruments rated A-1, P-1 or the equivalent or securities of the United States Government (or its agencies or instrumentalities), which are maintained in a segregated account and that are equal to at least the market value, determined daily, of the loaned securities. The advantage of such loans is that the Funds continue to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. A Fund will not lend more than 25% of the value of its total assets. A loan may be terminated by the borrower on one business day’s notice, or by a Fund on two business day’s notice. If the borrower fails to deliver the loaned securities within two days after receipt of notice, the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower fail financially. However, loans of portfolio securities will only be made to firms deemed by the Adviser to be creditworthy. Upon termination of the loan, the borrower is required to return the securities to the Funds. Any gain or loss in the marketplace during the loan period would insure to the Fund.

A Fund will pay reasonable finder’s, administrative and custodian fees in connection with a loan of securities. Also voting rights with respect to the loaned securities may pass with the lending of the securities.

When-Issued and Delayed Delivery Securities and Forward Commitments. From time to time, in the ordinary course of business, the Funds may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. When such transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of the commitment. The securities so purchased or sold are subject to market fluctuation, and no interest or dividends accrue to the purchaser prior to the settlement date. While a Fund will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. At the time a Fund makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, the Fund will record the transaction and thereafter reflect the value, each day, of such security purchased or, if a sale, the proceeds to be received, in determining its net asset value. At such time, the Fund will also establish a segregated account in which it will continuously maintain cash or U.S. government securities or other liquid portfolio securities equal in value to recognized commitments for such securities. At the time of delivery of the securities, the value may be more or less than the purchase or sale price. An increase in the percentage of a Fund’s assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Fund’s net asset value. TCW Investment Management Company (the “Adviser”) does not believe that any Fund’s net asset value or income will be adversely affected by its purchase of securities on such basis.

When, As and If Issued Securities. The Funds may purchase securities on a “when, as and if issued” basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization, leveraged buyout or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio of the Fund until the Adviser determines that issuance of the security is probable. At such time, the Fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At such time, the Fund will also establish a segregated account with its custodian bank in which it will continuously maintain cash or U.S. Government Securities or other liquid portfolio securities equal in value to recognized commitments for such securities. Settlement of the trade will ordinarily occur within three Business Days of the occurrence of the subsequent event. Once a segregated account has been established, if the anticipated event does not occur and the securities are not issued, the Fund will have lost an investment opportunity. Each Fund may purchase securities on such basis without limit. An increase in the percentage of the Fund’s assets committed to the purchase of securities on a “when, as and if issued” basis may increase the volatility of its net asset value. The Adviser does not believe that the net asset value of the Fund will be adversely affected by its purchase of securities on such basis. Each Fund may also sell securities on a “when, as and if issued” basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Fund at the time of the sale.

Strategies and Investments Available to All Funds (except the Aggressive Growth Equities, Value Added, Value Opportunities and Money Market Funds)

Options. The Funds (except the Aggressive Growth Equities, Value Added, Value Opportunities and Money Market Funds) may purchase and write (sell) call and put options, including options listed on U.S. or foreign securities exchanges or written in over-the-counter transactions (“OTC Options”).

Exchange-listed options are issued by the Options Clearing Corporation (“OCC”) (in the U.S.) or other clearing corporation or exchange which assures that all transactions in such options are properly executed. OTC Options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with a Fund. With OTC Options, such variables as expiration date, exercise price and premium will be agreed upon between a Fund and the transacting dealer, without the intermediation of a third party such as the OCC. If the transacting dealer fails to make or take delivery of the securities or amount of foreign currency underlying an option it has written, in accordance with the terms of that option, a Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction. Each Fund will engage in OTC Option transactions only with brokers or financial institutions deemed creditworthy by the Fund’s management.

Covered Call Writing. The Funds (except the Aggressive Growth Equities, Value Added, Value Opportunities and Money Market Funds) are permitted to write covered call options on securities, the U.S. dollar and foreign currencies. Generally, a call option is “covered” if a Fund owns, or has the right to acquire, without additional cash consideration (or for additional cash consideration held for the Fund by its custodian in a segregated account) the underlying security (currency) subject to the option except that in the case of call options on U.S. Treasury bills, a Fund might own U.S. Treasury bills of a different series from those underlying the call option, but with a principal amount and value corresponding to the exercise price and a maturity date no later than that of the security (currency) deliverable under the call option. A call option is also covered if a Fund holds a call on the same security as the underlying security (currency) of the written option, where the exercise price of the call used for coverage is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the marked to market difference is maintained by a Fund in cash, U.S. Government Securities or other liquid portfolio securities which a Fund holds in a segregated account maintained with its custodian.

The writer of an option receives from the purchaser, in return for a call it has written, a “premium”; i.e., the price of the option. Receipt of these premiums may better enable a Fund to earn a higher level of current income than it would earn from holding the underlying securities (currencies) alone. Moreover, the premium received will offset a portion of the potential loss incurred by the Fund if the securities (currencies) underlying the option are ultimately sold (exchanged) by the Fund at a loss. Furthermore, a premium received on a call written on a foreign currency will ameliorate any potential loss of value on the portfolio security due to a decline in the value of the currency.

However, during the option period, the covered call writer has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security (or the exchange rate of the currency in which it is denominated) increase, but has retained the risk of loss should the price of the underlying security (or the exchange rate of the currency in which it is denominated) decline. The premium received will fluctuate with varying economic market conditions. If the market value of the portfolio securities (or the currencies in which they are denominated) upon which call options have been written increases, a Fund may receive a lower total return from the portion of its portfolio upon which calls have been written than it would have had such calls not been written.

As regards listed options and certain OTC Options, during the option period, a Fund may be required, at any time, to deliver the underlying security (currency) against payment of the exercise price on any calls it has written (exercise of certain listed and OTC Options may be limited to specific expiration dates). This obligation is terminated upon the expiration of the option period or at such earlier time when the writer effects a closing purchase transaction. A closing purchase transaction is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction.

Closing purchase transactions are ordinarily effected to realize a profit on an outstanding call option, to prevent an underlying security (currency) from being called, to permit the sale of an underlying security (or the exchange of the underlying currency) or to enable a Fund to write another call option on the underlying security (currency) with either a different exercise price or expiration date or both. A Fund may realize a net gain or loss from a closing purchase transaction depending upon whether the amount of the premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be wholly or partially offset by unrealized appreciation in the market value of the underlying security (currency). Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part or exceeded by a decline in the market value of the underlying security (currency).

If a call option expires unexercised, a Fund realizes a gain in the amount of the premium on the option less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security (currency) during the option period. If a call option is exercised, a Fund realizes a gain or loss from the sale of the underlying security (currency) equal to the difference between the purchase price of the underlying security (currency) and the proceeds of the sale of the security (currency) plus the premium received on the option less the commission paid.

Covered Put Writing. The Funds (except the Aggressive Growth Equities, Value Added, Value Opportunities and Money Market Funds) are permitted to write covered put options. As a writer of a covered put option, a Fund incurs an obligation to buy the security underlying the option from the purchaser of the put, at the option’s exercise price at any time during the option period, at the purchaser’s election (certain listed and OTC put options written by a Fund will be exercisable by the purchaser only on a specific date). A put is “covered” if, at all times, the Fund maintains, in a segregated account maintained on its behalf at the Fund’s custodian, cash, U.S. Government Securities or other liquid portfolio securities in an amount equal to at least the exercise price of the option, at all times during the option period. Similarly, a short put position could be covered by the Fund by its purchase of a put option on the same security (currency) as the underlying security of the written option, where the exercise price of the purchased option is equal to or more than the exercise price of the put written or less than the exercise price of the put written if the marked to market difference is maintained by the Fund in cash, U.S. Government Securities or other liquid portfolio securities which the Fund holds in a segregated account maintained at its custodian. In writing puts, a Fund assumes the risk of loss should the market value of the underlying security (currency) decline below the exercise price of the option (any loss being decreased by the receipt of the premium on the option written). In the case of listed options, during the option period, the Fund may be required, at any time, to make payment of the exercise price against delivery of the underlying security (currency). The operation of and limitations on covered put options in other respects are substantially identical to those of call options.

The Funds will write put options for three purposes: (a) to receive the income derived from the premiums paid by purchasers; (b) when the Adviser wishes to purchase the security (or a security denominated in the currency underlying the option) underlying the option at a price lower than its current market price, in which case it will write the covered put at an exercise price reflecting the lower purchase price sought; and (c) to close out a long put option position. The potential gain on a covered put option is limited to the premium received on the option (less the commissions paid on the transaction) while the potential loss equals the differences between the exercise price of the option and the current market price of the underlying securities (currencies) when the put is exercised, offset by the premium received (less the commissions paid on the transaction).

Purchasing Call and Put Options. The Funds (except the Aggressive Growth Equities, Value Added, Value Opportunities and Money Market Funds) may purchase a call option in order to close out a covered call position (see “Covered Call Writing” above), to protect against an increase in price of a security it anticipates purchasing or, in the case of a call option on foreign currency, to hedge against an adverse exchange rate move of the currency in which the security it anticipates purchasing is denominated vis-a-vis the currency in which the exercise price is denominated. The purchase of the call option to effect a closing transaction on a call written over-the-counter may be a listed or an OTC Option. In either case, the call purchased is likely to be on the same securities (currencies) and have the same terms as the written option. If purchased over-the-counter, the option would generally be acquired from the dealer or financial institution which purchased the call written by the Fund.

The Funds may purchase put options on securities or currencies which it holds in its portfolio to protect itself against a decline in the value of the security and to close out written put option positions. If the value of the underlying security or currency were to fall below the exercise price of the put purchased in an amount greater than the premium paid for the option, the Fund would incur no additional loss. In addition, a Fund may sell a put option which it has previously purchased prior to the sale of the securities (currencies) underlying such option. Such a sale would result in a net gain or loss depending whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which is sold. Such gain or loss could be offset in whole or in part by a change in the market value of the underlying security (currency). If a put option purchased by a Fund expired without being sold or exercised, the premium would be lost.

Futures Contracts. The Funds (except the Aggressive Growth Equities, Value Added, Value Opportunities and Money Market Funds) may purchase and sell interest rate, currency, and index futures contracts (“futures contracts”), on securities eligible for purchase by the Fund. Subject to certain limitations, a Fund may enter into futures contracts or options on such contracts to attempt to protect against possible changes in the market value of securities held in or to be purchased by the Fund resulting from interest rate or market fluctuations, to protect the Fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage its effective maturity or duration, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities.

To the extent futures positions constitute “bona fide hedge” positions as defined by the rules and regulations of the Commodity Futures Trading Commission (“CFTC”), there is no overall limitation on the percentage of a Fund’s assets which may be committed to futures contracts and options or futures contracts, provided the aggregate value of such positions does not exceed the value of such Fund’s portfolio securities. With respect to futures positions that are not “bona fide hedge” positions, no Fund may enter into futures contracts or related options if, immediately thereafter, the amount of initial margin and premiums for unexpired futures contracts and options on futures contracts exceeds 5% of the Fund’s liquidation value, after taking into account unrealized profits and losses on such futures contracts, provided, however, that in the case of an option that is in-the-money (the exercise price of the call (put) option is less (more) than the market price of the underlying security) at the time of purchase, the in-the-money amount may be excluded in calculating the 5%.

A Fund may purchase or sell interest rate futures for the purpose of hedging some or all of the value of its portfolio securities against changes in prevailing interest rates or to manage its duration or effective maturity. If the Adviser anticipates that interest rates may rise and, concomitantly, the price of certain of its portfolio securities may fall, the Fund may sell futures contracts. If declining interest rates are anticipated, the Fund may purchase futures contracts to protect against a potential increase in the price of securities the Fund intends to purchase. Subsequently, appropriate securities may be purchased by the Fund in an orderly fashion; as securities are purchased, corresponding futures positions would be terminated by offsetting sales of contracts. A Fund may purchase or sell futures on various currencies in which its portfolio securities are denominated for the purpose of hedging against anticipated changes in currency exchange rates. A Fund will enter into currency futures contracts to “lock in” the value of a security purchased or sold in a given currency vis-a-vis a different currency or to hedge against an adverse currency exchange rate movement of a portfolio security’s denominated currency vis-a-vis a different currency. Foreign currency futures contracts would be entered into for the same reason and under the same circumstances as foreign currency forward contracts. The Adviser will assess such factors as cost spreads, liquidity and transaction costs in determining whether to utilize futures contracts or forward contracts in its foreign currency transactions and hedging strategy.

Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker’s client but is, rather, a good faith deposit on the futures contract which will be returned to a Fund upon the proper termination of the futures contract. The margin deposits are marked to market daily and the Fund may be required to make subsequent deposits of cash or U.S. Government Securities called “variation margin”, with the Fund’s futures contract clearing broker, which are reflective of price fluctuations in the futures contract. Initial margin requirements are established by the exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges.

At any time prior to expiration of a futures contract, a Fund may elect to close the position by taking an opposite position which will operate to terminate the Fund’s position in the futures contract. A final determination of any variation margin is then made, additional cash is required to be paid by or released to the Fund and the Fund realizes a loss or gain.

Although many futures contracts call for actual commitment or acceptance of securities, the contracts usually are closed out before the settlement date without making or taking delivery. A short futures position is usually closed out by purchasing futures contracts for the same aggregate amount of the underlying instruments and with the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and realize a gain. If the offsetting purchase price exceeds the sales price, the seller would pay the difference and would realize a loss. Similarly, a long futures position in usually closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security (currency) and the same delivery date. If the offsetting sales price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that a Fund will be able to enter into a closing transactions.

Options on Futures Contracts. The Funds may also purchase and write call and put options on futures contracts which are traded on an exchange and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid) to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option.

Funds will purchase and write options on futures contracts for identical purposes to those set forth above for the purchase of a futures contract (purchase of a call option or sale of a put option) and the sale of a futures contract (purchase of a put option or sale of a call option), or to close out a long or short position in futures contracts. If, for example, a Fund wished to protect against an increase in interest rates and the resulting negative impact on the value of a portion of its fixed-income portfolio, it might write a call option on an interest rate futures contract, the underlying security of which correlates with the portion of the portfolio the Fund seeks to hedge. Any premiums received in the writing of options on futures contracts may, of course, provide a further hedge against losses resulting from price declines in portions of a Fund’s portfolio.

Strategies and Investments Available to the Equity Funds (except the Aggressive Growth Equities, Value Added and Value Opportunities Funds), International Funds and Core Fixed Income Fund

Options on Foreign Currencies. The Equity Funds (except the Aggressive Growth Equities, Value Added and Value Opportunities Funds), International Funds and Core Fixed Income Fund may purchase and write options on foreign currencies for purposes similar to those involved with investing in foreign currency forward contracts. For example, in order to protect against declines in the dollar value of portfolio securities which are denominated in a foreign currency, a Fund may purchase put options on an amount of such foreign currency equivalent to the current value of the portfolio securities involved. As a result, the Fund would be enabled to sell the foreign currency for a fixed amount of U.S. dollars, thereby “locking in” the dollar value of the portfolio securities (less the amount of the premiums paid for the options). Conversely, a Fund may purchase call options on foreign currencies in which securities it anticipates purchasing are denominated to secure a set U.S. dollar price for such securities and protect against a decline in the value of the U.S. dollar against such foreign currency. Each of these Funds may also purchase call and put options to close out written option positions.

Each of these Funds may also write call options on foreign currency to protect against potential declines in its portfolio securities which are denominated in foreign currencies. If the U.S. dollar value of the portfolio securities falls as a result of a decline in the exchange rate between the foreign currency in which it is denominated and the U.S. dollar, then a loss to a Fund occasioned by such value decline would be ameliorated by receipt of the premium on the option sold. At the same time, however, the Fund gives up the benefit of any rise in value of the relevant portfolio securities above the exercise price of the option and, in fact, only receives a benefit from the writing of the option to the extent that the value of the portfolio securities falls below the price of the premium received. A Fund may also write options to close out long call option positions. A put option on a foreign currency would be written by the Fund for the same reason it would purchase a call option, namely, to hedge against an increase in the U.S. dollar value of a foreign security which a Fund anticipates purchasing. Here, the receipt of the premium would offset, to the extent of the size of the premium, any increased cost to a Fund resulting from an increase in the U.S. dollar value of the foreign security. However, a Fund could not benefit from any decline in the cost of the foreign security which is greater than the price of the premium received. A Fund may also write options to close out long put and call option positions.

The markets in foreign currency options are relatively new and a Fund’s ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. Although the Funds will not purchase or write such options unless and until, in the opinion of the Adviser, the market for them has developed sufficiently to ensure that the risks in connection with such options are not greater than the risks in connection with the underlying currency, there can be no assurance that a liquid secondary market will exist for a particular option at any specific time. In addition, options on foreign currencies are affected by all of those factors which influence foreign exchange rates and investments generally.

The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and have no relationship to the investment merits of a foreign security, including foreign securities held in a “hedged” investment portfolio. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $ l million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that are not reflected in the options market.

Forward Currency Transactions. The Equity Funds (except the Aggressive Growth Equities, Value Added and Value Opportunities Funds), International Funds and Core Fixed Income Fund may enter into forward currency transactions. A foreign currency forward contract involves an obligation to purchase or sell a specific currency at an agreed future date, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders. A Fund may enter into foreign currency forward contracts in order to protect against the risk that the U.S. dollar value of the Fund’s dividends, interest and net realized capital gains in local currency will decline to the extent of any devaluation of the currency during the intervals between (a) (i) the time the Fund becomes entitled to receive or receives dividends, interest and realized gains or (ii) the time an investor gives notice of a requested redemption of a certain amount and (b) the time such amount(s) are converted into U.S. dollars for remittance out of the particular country or countries.

At the maturity of a forward contract, a Fund may either accept or make delivery of the currency specified in the contract or, prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

The cost to a Fund of engaging in forward currency transactions may vary with factors such as the length of the contract period and the market conditions then prevailing. Because forward currency transactions are usually conducted on a principal basis, no fees or commissions are involved, although the price charged in the transaction includes a dealer’s markup. The use of forward currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In addition, although forward currency contracts limit the risk of loss due to a devaluation of the foreign currency in relation to the U.S. dollar, they also limit any potential gain if that foreign currency appreciates with respect to the U.S. dollar.

Strategies and Investment, Available to the Equity Funds, International Funds and High Yield Bond Fund

Convertible Securities. The Equity Funds, International Funds and High Yield Bond Fund may acquire convertible securities. Convertible securities include bonds, debentures, notes, preferred stock or other securities that may be converted into or exchanged for common stock or other equity securities of the same or a different issuer. Convertible securities provide a conversion right for a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers. Therefore, they generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the proximity of its price to its value as a nonconvertible fixed income security.

The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege), and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors may also have an effect on the convertible security’s investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. In addition, a convertible security generally will sell at a premium over its conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

Strategies and Investments Available to the Core Fixed Income, Asia Pacific Equities, Emerging Markets Equities, Emerging Markets Income, European Growth Equities and Select International Growth Equities Funds

Sovereign Debt Obligations of Emerging Market Countries. The Core Fixed Income, Asia Pacific Equities, Emerging Markets Equities, Emerging Markets Income, European Growth Equities and Select International Growth Equities Funds may invest in sovereign debt of emerging market countries. Political conditions, in terms of a country or agency’s willingness to meet the terms of its debt obligations, are considerable significance. Investors should be aware that the sovereign debt instruments in which these Funds may invest involve great risk and are deemed to be the equivalent in terms of quality to securities rated below investment grade by Moody’s and S&P.

Sovereign debt generally offers high yields, reflecting not only perceived credit risk, but also the need to compete with other local investments in domestic financial markets. Mexico and certain other emerging market countries are among the largest debtors to commercial banks and foreign governments. A foreign debtor’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the foreign debtor’s policy towards the International Monetary Fund and the political constraints to which a sovereign debtor may be subject. Sovereign debtors may default on their sovereign debt. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a sovereign debtor’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to service its debts.

In recent years, some of the emerging market countries in which the Funds expect to invest have encountered difficulties in servicing their sovereign debt. Some of these countries have withheld payments of interest and/or principal of sovereign debt. These difficulties have also led to agreements to restructure external debt obligations; in particular, commercial bank loans, typically by rescheduling principal payments, reducing interest rates and extended new credits to finance interest payments on existing debt. In the future, holders of sovereign debt may be requested to participate in similar rescheduling to such debt.

The ability or willingness of the governments of emerging market countries to make timely payments on their sovereign debt is likely to be influenced strongly by a country’s balance of trade and its access to trade and other international credits. A country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of such commodities. Increased protectionism on the part of a country’s trading partners could also adversely affect its exports. Such events could extinguish a country’s trade account surplus, if any. To the extent that a country receives payment for its exports in currencies other than hard currencies, its ability to make hard currency payments could be affected.

The occurrence of political, social and diplomatic changes in one or more of the countries issuing Sovereign Debt could adversely affect the Funds’ investments. The countries issuing such instruments are faced with social and political issues and some of them have experienced high rates of inflation in recent years and have extensive internal debt. Among other effects, high inflation and internal debt service requirements may adversely affect the cost and availability of future domestic sovereign borrowing to finance governmental programs, and may have other adverse social, political and economic consequences. Political changes or a deterioration of a country’s domestic economy or balance of trade may affect the willingness of countries to services their sovereign debt. There can be no assurance that adverse political changes will not cause the Funds to suffer a loss of interest or principal on any of its holdings.

As a result of all of the foregoing, a government obligor may default on its obligations. If such an event occurs, a Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government debt securities to obtain recourse may be subject to the political climate in the relevant country. Bankruptcy, moratorium and other similar laws applicable to issuers of sovereign debt obligations may be substantially different from those applicable to issuers of private debt obligations. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government debt obligations in the event of default under their commercial bank loan agreements.

Periods of economic uncertainty may result in the volatility of market prices of sovereign debt and in turn, the Funds’ net asset value, to a greater extent than the volatility inherent in domestic securities. The value of sovereign debt will likely vary inversely with changes in prevailing interest rates, which are subject to considerable variance in the international market.

Strategies and Investments Available to the Emerging Markets Income Fund

Credit Default Swaps. The Emerging Markets Income Fund may enter into credit default swaps. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically an emerging country, on its obligation. The Emerging Markets Income Fund may use credit default swaps to provide a measure of protection against defaults of sovereign issuers (i.e., to reduce risk where the Fund owns or has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. In connection with these agreements, cash or securities may be set aside as collateral by the Fund’s custodian in accordance with the terms of the swap agreement. The Fund earns interest on cash set aside as collateral. Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market, and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates.

Strategies and Investments Available to the Core Fixed Income, Short Term Bond and Total Return Bond Funds

Government Mortgage Pass-Through Securities. The Core Fixed Income, Short Term Bond and Total Return Bond Funds may invest in mortgage pass-through securities representing participation interests in pools of residential mortgage loans purchased from individual lenders by an agency, instrumentality or sponsored corporation of the United States government (“Federal Agency”) or originated by private lenders and guaranteed, to the extent provided in such securities, by a Federal Agency. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semiannually) and principal payments at payments (not necessarily in fixed amounts) that are a “pass-through” of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.

The government mortgage pass-through securities in which the Funds may invest include those issued or guaranteed by the Government National Mortgage Association (“GNMA”), the Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corporation (“FHLMC”). GNMA certificates are direct obligations of the U.S. Government and, as such, are backed by the “full faith and credit” of the United States. FNMA is a federally chartered, privately owned corporation and FHLMC is a corporate instrumentality of the United States. FNMA and FHLMC certificates are not backed by the full faith and credit of the United States but the issuing agency or instrumentality has the right to borrow, to meet its obligations, from an existing line of credit with the U.S. Treasury. The U.S. Treasury has no legal obligation to provide such line of credit and may choose not to do so.

Certificates for these types of mortgage-backed securities evidence an interest in a specific pool of mortgages. These certificates are, in most cases, “modified pass-through” instruments, wherein the issuing agency guarantees the payment of principal and interest on mortgages underlying the certificates, whether or not such amounts are collected by the issuer on the underlying mortgages.

Collateralized Mortgage Obligations (“CMOs”) and Multiclass Pass-Through Securities. CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by GNMA, FNMA or FHLMC certificates, but also may be collateralized by whole loans or private mortgage pass-through securities (such collateral is collectively hereinafter referred to as “Mortgage Assets”). Multiclass pass-through securities are equity interests in a trust composed of Mortgage Assets. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by Federal Agencies, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit (“REMIC”). REMICs include governmental and/or private entities that issue a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities, but unlike CMOs, which are required to be structured as debt securities, REMICs may be structured as indirect ownership interests in the underlying assets of the REMICs themselves. However, there are no effects on a Fund from investing in CMOs issued by entities that have elected to be treated as REMICs, and all future references to CMOs shall also be deemed to include REMIC.

In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a “tranche,” is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis. Certain CMOs may have variable or floating interest rates and others may be Stripped Mortgage Securities.

The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO series in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to certain of the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on other mortgage-backed securities. As part of the process of creating more predictable cash flows on most of the tranches in a series of CMOs, one or more tranches generally must be created that absorb most of the volatility in the cash flows on the underlying mortgage loans. The yields on these tranches are generally higher than prevailing market yields on mortgage-backed securities with similar maturities. As a result of the uncertainty of the cash flows of these tranches, the market prices of and yield on these tranches generally are more volatile. The Funds will not invest in CMO and REMIC residuals.

Private Mortgage Pass-Through Securities. Private mortgage pass-through securities are structured similarly to the GNMA, FNMA and FHLMC mortgage pass-through securities and are issued by United States and foreign private issuers such as originators of and investors in mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. These securities usually are backed by a pool of conventional fixed rate or adjustable rate mortgage loans. Since private mortgage pass-through securities typically are not guaranteed by an entity having the credit status of GNMA, FNMA and FHLMC, such securities generally are structured with one or more types of credit enhancement.

Mortgage-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, those securities may contain elements of credit support, which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in a security. The Funds will not pay any fees for credit support, although the existence of credit support may increase the price of a security.

Stripped Mortgage Securities. Stripped Mortgage Securities may be issued by Federal Agencies, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped Mortgage Securities not issued by Federal Agencies will be treated by the Funds as illiquid securities so long as the staff of the Securities and Exchange Commission maintains its position that such securities are illiquid.

Stripped Mortgage Securities usually are structured with two classes that receive different proportions of the interest and principal distribution of a pool of mortgage assets. A common type of Stripped Mortgage Security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). PO classes generate income through the accretion of the deep discount at which such securities are purchased, and, while PO classes do not receive periodic payments of interest, they receive monthly payments associated with scheduled amortization and principal prepayment from the mortgage assets underlying the PO class. The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such security’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments or principal, the Fund may fail to fully recoup its initial investment in these securities.

A Fund may purchase Stripped Mortgage Securities for income, or for hedging purposes to protect the Fund’s portfolio against interest rate fluctuations. For example, since an IO class will tend to increase in value as interest rates rise, it may be utilized to hedge against a decrease in value of other fixed-income securities in a rising interest rate environment.

Mortgage Dollar Rolls. The Funds may enter into mortgage dollar with a bank or a broker-dealer. A mortgage dollar roll is a transaction in which a Fund sells mortgage-related securities for immediate settlement and simultaneously purchases the same type of securities for forward settlement at a discount. While the Fund begins accruing interest on the newly purchased securities from the purchase or trade date, it is able to invest the proceeds from the sale of its previously owned securities, which will be used to pay for the new securities, in money market investments until future settlement date. The use of mortgage dollar rolls is a speculative technique involving leverage, and is considered to be a form of borrowing by the Fund.

Asset-Backed Securities. Asset-backed securities have structural characteristics similar to mortgage-backed securities but have underlying assets that are not mortgage loans or interests in mortgage loans. Various types of assets, primarily automobile and credit cards receivables, are securitized in pass-through structures similar to mortgage pass-through structures. In general, the collateral supporting asset-backed securities is of a shorter maturity than mortgage loans and is likely to experience substantial prepayments. As with mortgage-related securities, asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties and use similar credit enhancement techniques. The cash flow generated by the underlying assets is applied to make required payments on the securities and to pay related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed or mortgage-backed securities depends on, among other things, the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets. Core Fixed Income, Short Term Bond and Total Return Bond may each invest in any such instruments or variations as may be developed, to the extent consistent with its investment objectives and policies and applicable regulatory requirements.

Inverse Floaters. Inverse floaters constitute a class of CMOs with a coupon rate that moves inversely to a designated index, such as LIBOR (London Interbank Offered Rate) or 11th District Cost of Funds index (“COFI”). Inverse floaters have coupon rates that typically change at a multiple of the changes of the relevant index rate. Any rise in the index rate (as a consequence of an increase in interest rates) causes a drop in the coupon rate on an inverse floater while any drop in the index rate causes an increase in the coupon rate of an inverse floater. In some circumstances, the coupon on an inverse floater could decrease to zero. In addition, like most other fixed-income securities, the value of inverse floaters will decrease as interest rates increase and their average lives will extend. Inverse floaters exhibit greater price volatility than the majority of mortgage-backed securities. In addition, some inverse floaters display extreme sensitivity to changes in prepayments. As a result, the yield to maturity of an inverse floater is sensitive not only to changes in interest rates but also to changes in prepayment rates on the related underlying mortgage assets. As described above, inverse floaters may be used alone or in tandem with interest-only stripped mortgage instruments.

Strategies and Investments Available to the Core Fixed Income, Money Market, Short Term Bond and Total Return Bond Funds

Reverse Repurchase Agreements. Reverse repurchase agreements involve sales by a Fund of portfolio securities concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of otherwise obtaining the cash.

Strategies and Investments Available to the Equity Funds and International Funds

Warrants. A warrant confers upon its holder the right to purchase an amount of securities at a particular time and price. Because a warrant does not carry with it the right to dividends or voting rights with respect to the securities which it entitles a holder to purchase, and because it does not represent any rights in the assets of the issuer, warrants may be considered more speculative than certain other types of investments. Also, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

Short Sales Against the Box. The Funds may from time to time make short sales of securities it owns or has the right to acquire through conversion or exchange of other securities it owns. A short sale is “against the box” to the extent that a Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short. In a short sale, a Fund does not immediately deliver the securities sold and does not receive the proceeds from the sale. The Fund is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. When a short sale transaction is closed out by delivery of the securities, any gain or loss on the transaction is taxable as a short term capital gain or loss.

To secure its obligation to deliver the securities sold short, a Fund will deposit in a separate escrow account with its custodian an equal amount of the securities sold short or securities convertible into or exchangeable for such securities. The Fund may close out a short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the Fund, because the Fund may want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

A Fund may make a short sale in order to hedge against market risks when the Adviser believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security. However, to the extent that in a generally rising market the Fund maintains short positions in securities rising with the market, the net asset value of the Fund would be expected to increase to a lesser extent than the net asset value of an investment company that does not engage in short sales. A Fund may also make a short sale when it does not want to sell the security it owns, because, among other reasons, it wishes to defer recognition of gain or loss for Federal income tax purposes. In such case, any future losses in the Fund’s long position should be reduced by a gain in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the investment value or conversion premiums. Additionally, a Fund may use short sales when it is determined that a convertible security can be bought at a small conversion premium and has a yield advantage relative to the underlying common stock sold short. The potential risk in this strategy is the possible loss of any premium over conversion value in the convertible security at the time of purchase. The purpose of this strategy is to produce income from the yield advantage and to provide the potential for a gain should the conversion premium increase.

RISK CONSIDERATIONS

The following risk considerations relate to investment practices undertaken by some or all of the Funds. Generally, since shares of a Fund represent an investment in securities with fluctuating market prices, shareholders should understand that the value of their Fund shares will vary as the value of each Fund’s portfolio securities increases or decreases. Therefore, the value of an investment in a Fund could go down as well as up. There is no guarantee of successful performance, that a Fund’s objective can be achieved or that an investment in a Fund will achieve a positive return. Each Fund should be considered as a means of diversifying an investment portfolio and is not in itself a balanced investment program.

Prospective investors should consider the following risks.

General

Various market risks can affect the price or liquidity of an issuer’s securities. Adverse events occurring with respect to an issuer’s performance or financial position can depress the value of the issuer’s securities. The liquidity in a market for a particular security will affect its value and may be affected by factors relating to the issuer, as well as the depth of the market for that security. Other market risks that can affect value include a market’s current attitudes about type of security, market reactions to political or economic events, and tax and regulatory effects (including lack of adequate regulations for a market or particular type of instrument). Market restrictions on trading volume can also affect price and liquidity.

Certain risks exist because of the composition and investment horizon of a particular portfolio of securities. Prices of many securities tend to be more volatile in the short-term and lack of diversification in a portfolio can also increase volatility.

Investment in Small and Medium Capitalization Companies

Investing in the equity securities of small and medium capitalization companies involves additional risks compared to investing in large capitalization companies. Compared to large companies, these companies may have more limited product lines and capital resources; have less established markets for their products; have earnings that are more sensitive to changes in the economy, competition and technology and be more dependent upon key members of management.

The market value of the common stock of small and medium capitalization companies may be more volatile, particularly in response to company announcements or industry events; have less active trading markets and be harder to sell at the time and prices that the Adviser considers appropriate.

Repurchase Agreements

In the event of a default or bankruptcy by a selling financial institution under a repurchase agreement, a Fund will seek to sell the underlying security serving as collateral. However, this could involve certain costs or delays, and, to the extent that proceeds from any sale were less than the repurchase price, the Fund could suffer a loss. Each Fund follows procedures designed to minimize the risks associated with repurchase agreements, including effecting repurchase transactions only with large, well-capitalized and well-established financial institutions and specifying the required value of the collateral underlying the agreement.

Reverse Repurchase Agreements and Mortgage Dollar Rolls

Reverse repurchase agreements and mortgage dollar rolls involve the risk that the market value of the securities a Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement or mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. Reverse repurchase agreements and mortgage dollar rolls are speculative techniques involving leverage, and are considered borrowings by the Fund. Under the requirements of the 1940 Act, the Fund is required to maintain an asset coverage (including the proceeds of the borrowings) of a least 300% of all borrowings. None of the Funds authorized to utilize these instruments expects to engage in reverse repurchase agreements or mortgage dollar rolls (together with other borrowings of the Fund) with respect to greater than 30% of the Fund’s total assets.

Fixed Income Securities

Fixed income securities are subject to various risks. The two primary (but not exclusive) risks affecting fixed income instruments are “credit risk” and “interest rate risk.” These risks can affect a security’s price volatility to varying degrees, depending upon the nature of the instrument. In addition, the depth and liquidity of the market for an individual or class of fixed income security can also affect its price and, hence, the market value of a Fund.

“Credit risk” refers to the likelihood that an issuer will default in the payment of principal and/or interest on an instrument. Financial strength and solvency of an issuer are the primary factors influencing credit risk. In addition, lack of or inadequacy of collateral or credit enhancements for a fixed income security may affect its credit risk. Credit risk of a security may change over its life and securities which are rated by rating agencies are often reviewed and may be subject to downgrade.

“Interest rate risk” refers to the risks associated with market changes in interest rates. Interest rate changes may affect the value of a fixed income security directly (especially in the case of fixed rate securities) and directly (especially in the case of adjustable rate securities). In general, rises in interest rates will negatively impact the price of fixed rate securities and falling interest rates will have a positive effect on price. The degree to which a security’s price will change as a result of changes in interest rates is measured by its “duration.” For example, the price of a bond with a 5 year duration would be expected under normal market conditions to decrease 5% for every 1%

increase in interest rates. Generally, securities with longer maturities have a greater duration and thus are subject to greater price volatility from changes in interest rates. Adjustable rate instruments also react to interest rate changes in a similar manner although generally to a lesser degree (depending, however, on the characteristics of the re-set terms, including the index chosen, frequency of reset and reset caps or floors, among other things).

Foreign Securities

Investment in foreign securities involves special risks in addition to the usual risks inherent in domestic investments. These include: political or economic instability; the unpredictability of international trade patterns; the possibility of foreign governmental actions such as expropriation, nationalization or confiscatory taxation; the imposition or modification of foreign currency or foreign investment controls; the imposition of withholding taxes on dividends, interest and gains; price volatility; and fluctuations in currency exchange rates. As compared to United States companies, foreign issuers generally disclose less financial and other information publicly and are subject to less stringent and less uniform accounting, auditing and financial reporting standards. Foreign countries typically impose less thorough regulations on brokers, dealers, stock exchanges, insiders and listed companies than does the United States, and foreign securities markets may be less liquid and more volatile than domestic markets. Investment in foreign securities involves higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. In addition, security trading practices abroad may offer less protection to investors such as the Funds. Settlement of transactions in some foreign markets may be delayed or may be less frequent than in the U.S., which could affect the liquidity of each Fund’s portfolio. Also, it may be more difficult to obtain and enforce legal judgments against foreign corporate issuers than against domestic issuers and it may be impossible to obtain and enforce judgments against foreign governmental issues.

Foreign Currency Risks

Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, the value of the net assets of those Funds as measured in United States dollars will be affected favorably or unfavorably by changes in exchange rates. Generally, currency exchange transactions will be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market. The cost of currency exchange transactions will generally be the difference between the bid and offer spot rate of the currency being purchased or sold. In order to protect against uncertainty in the level of future foreign currency exchange rates, the Funds are authorized to enter into certain foreign currency future and forward contracts. However, it is not obligated to do so and, depending on the availability and cost of these devices, the Funds may be unable to use them to protect against currency risk. While foreign currency future and forward contracts may be available, the cost of these instruments may be prohibitively expensive so that the Funds may not to be able to effectively use them.

Risks Associated With Emerging Market Countries

Investors should recognize that investing in securities of emerging market countries through investment in the Asia Pacific Equities, Emerging Markets Equities, Emerging Markets Income, European Growth Equities and Select International Growth Equities Funds involves certain risks, and considerations, including those set forth below, which are not typically associated with investing in the United States or other developed countries.

Political and economic structures in many emerging markets countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of more developed countries. Some of these countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies.

The securities markets of emerging market countries are substantially smaller, less developed, less liquid and more volatile than the major securities markets in the United States and other developed nations. The limited size of many emerging securities markets and limited trading volume in issuers compared to volume of trading in U.S. securities or securities of issuers in other developed countries could cause prices to be erratic for reasons apart from factors that affect the quality of the securities. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors’ perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of portfolio securities, especially in these markets.

In addition, emerging market countries’ exchanges’ and broker-dealers are generally subject to less government and exchange regulation than their counterparts in developed countries. Brokerage commissions, dealer concessions, custodial expenses and other transaction costs may be higher in emerging markets than in developed countries. As a result, Funds investing in emerging market countries have operating expenses that are expected to be higher than other funds investing in more established market regions.

Many of the emerging market countries may be subject to greater degree of economic, political and social instability than is the case in the United States, Canada, Australia, New Zealand, Japan and Western European and certain Asian countries. Such instability may result from, among other things, (i) popular unrest associated with demands for improved political, economic and social conditions, and (ii) internal insurgencies. Such social, political and economic instability could disrupt the financial markets in which the Funds invest and adversely affect the value of the Funds’ assets.

In certain emerging market countries governments participate to a significant degree, through ownership or regulation, in their respective economies. Action by these governments could have a significant adverse effect on market prices of securities and payment of dividends. In addition, most emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation. Inflation and rapid fluctuation in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain emerging market countries.

Many of the currencies of emerging market countries have experienced devaluations relative to the U.S. dollar, and major devaluations have historically occurred in certain countries. Any devaluations in the currencies in which portfolio securities are denominated will have a detrimental impact on Funds investing in emerging market countries. Many emerging market countries are experiencing currency exchange problems. Countries have and may in the future impose foreign currency controls and repatriation control.

Risks Associated With Lower Rated Securities

The Equity Funds, International Funds and High Yield Bond Fund may invest in convertible securities. A portion of the convertible securities acquired by the Funds may be rated below investment grade. The Convertible Securities, Emerging Markets Income and High Yield Bond Funds will invest in below investment grade securities. Securities rated below investment grade are commonly known as “junk bonds” and have speculative characteristics.

High yield securities or “junk bonds” can be classified into two categories: (a) securities issued without an investment grade rating and (b) securities whose credit ratings have been downgraded below investment grade because of declining investment fundamentals. The first category includes securities issued by “emerging credit” companies and companies which have experienced a leveraged buyout or recapitalization. Although the small and medium size companies that constitute emerging credit issuers typically have significant operating histories, these companies generally do not have strong enough operating results to secure investment grade ratings from the rating agencies. In addition, in recent years there has been a substantial volume of high yield securities issued by companies that have converted from public to private ownership through leveraged buyout transactions and by companies that have restructured their balance sheets through leveraged recapitalizations. High yield securities issued in these situations are used primarily to pay existing stockholders for their shares or to finance special dividend distributions to shareholders. The indebtedness incurred in connection with these transactions is often substantial and, as a result, often produces highly leveraged capital structures which present special risks for the holders of such securities. Also, the market price of such securities may be more volatile to the extent that expected benefits from the restructuring do not materialize. The second category of high yield securities consists of securities of former investment grade companies that have experienced poor operating performance due to such factors as cyclical downtrends in their industry, poor management or increased foreign competition.

Generally, lower-rated debt securities provide a higher yield than higher rated debt securities of similar maturity but are subject to greater risk of loss of principal and interest (“credit risk”) than higher rated securities of similar maturity. They are generally considered to be subject to greater risk than securities with higher ratings particularly in the event of a deterioration of general economic conditions. The lower ratings of the high yield securities which the Funds will purchase reflect a greater possibility that the financial condition of the issuers, or adverse changes in general economic conditions, or both, may impair the ability of the issuers to make payments of principal and interest. The market value of a single lower-rated debt security may fluctuate more than the market value of higher rated securities, since changes in the creditworthiness of lower rated issuers and in market perceptions of the issuers’ creditworthiness tend to occur more frequently and in a more pronounced manner than in the case of higher rated issuers. High yield debt securities also tend to reflect individual corporate developments to a greater extent than higher rated securities. The securities in which the Funds invest are frequently subordinated to senior indebtedness.

The economy and interest rates affect high yield securities differently from other securities. The prices of high yield bonds have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic changes or individual corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond owned by a Fund defaults, the Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield bonds and a Fund’s asset value. Furthermore, the market prices of high yield bonds structured as zero coupon or pay-in-kind securities are affected to a greater extent by interest rate changes and thereby tend to be more volatile than securities which pay interest periodically and in cash.

To the extent there is a limited retail secondary market for particular high yield bonds, these bonds may be thinly-traded and the Adviser’s ability to accurately value high yield bonds and a Fund’s assets may be more difficult because there is less reliable, objective data available. In addition, a Fund’s ability to acquire or dispose of the bonds may be negatively-impacted. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield bonds, especially in a thinly-traded market. To the extent a Fund owns or may acquire illiquid or restricted high yield bonds, these securities may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

Special tax considerations are associated with investing in lower rated debt securities structured as zero coupon or pay-in-kind securities. The Funds accrue income on these securities prior to the receipt of cash payments. The Funds must distribute substantially all of its income to its shareholders to qualify for pass-through treatment under the tax laws and may, therefore, have to dispose of its portfolio securities to satisfy distribution requirements.

Underwriting and dealer spreads associated with the purchase of lower rated bonds are typically higher than those associated with the purchase of high grade bonds.

Rating Categories

A description of the rating categories as published by Moody’s and S&P is set forth in the Appendix to this Statement of Additional Information. Ratings assigned by Moody’s and/or S&P to securities acquired by a Fund reflect only the views of those agencies as to the quality of the securities they have undertaken to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. There is no assurance that a rating assigned initially will not change. A Fund may retain a security whose rating has changed or has become unrated.

Restricted Securities

The Equity Funds, International Funds, Core Fixed Income and High Yield Bond Fund may invest in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or which are otherwise not readily marketable. These securities are generally referred to as private placements or restricted securities. The Adviser, pursuant to procedures adopted by the Board of Directors, will make a determination as to the liquidity of each restricted security purchased by a Fund. If a restricted security is determined to be “liquid,” it will not be included within the category “illiquid securities,” which under each Fund’s current policies may not exceed 15% of the Fund’s net assets.

Securities eligible for resale pursuant to Rule 144A under the Securities Act, and determined to be liquid pursuant to the procedures discussed in the following paragraph, are not subject to the foregoing restriction. Limitations on the resale of restricted securities may have an adverse effect on their marketability, and may prevent a Fund from disposing of them promptly at reasonable prices. A Fund may have to bear the expense of registering such securities for resale and the risk of substantial delays in effecting such registration.

Rule 144A permits the Funds to sell restricted securities to qualified institutional buyers without limitation. The Adviser, pursuant to procedures adopted by the Board of Directors, will make a determination as to the liquidity of each restricted security purchased by a Fund. If a restricted security is determined to be “liquid,” the security will not be included within the category “illiquid securities.” However, investing in Rule 144A securities could have the effect of increasing the level of a Fund’s illiquidity to the extent the Fund, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.

Options Transactions

The effective use of options depends on a Fund’s ability to terminate option positions at times when the Adviser deems it desirable to do so. Prior to exercise or expiration, an option position can only be terminated by entering into a closing purchase or sale transaction. If a covered call option writer is unable to effect a closing purchase transaction or to purchase an offsetting OTC Option, it cannot sell the underlying security until the option expires or the option is exercised. Accordingly, a covered call option writer may not be able to sell an underlying security at a time when it might otherwise be advantageous to do so. A secured put option writer who is unable to effect a closing purchase transaction or to purchase an offsetting OTC Option would continue to bear the risk of decline in the market price of the underlying security until the option expires or is exercised.

In addition, a secured put writer would be unable to utilize the amount held in cash or U.S. Government Securities or other high grade short-term obligations as security for the put option for other investment purposes until the exercise or expiration of the option.

A Fund’s ability to close out its position as a writer of an option is dependent upon the existence of a liquid secondary market. There is no assurance that such a market will exist, particularly in the case of OTC Options, as such options will generally only be closed out by entering into a closing purchase transaction with the purchasing dealer. However, the Fund may be able to purchase an offsetting option which does not close out its position as a writer but constitutes an asset of equal value to the obligation under the option written. If the Fund is not able to either enter into a closing purchase transaction or purchase an offsetting position, it will be required to maintain the securities subject to the call, or the collateral underlying the put, even though it might not be advantageous to do so, until a closing transaction can be entered into (or the option is exercised or expires).

Among the possible reasons for the absence of a liquid secondary market on an exchange are: (a) insufficient trading interest in certain options; (b) restrictions on transactions imposed by an exchange; (c) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (d) interruption of the normal operations on an exchange; (e) inadequacy of the facilities of an exchange or the OCC or other relevant clearing corporation to handle current trading volume; or (f) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the relevant clearing corporation as a result of trades on that exchange would generally continue to be exercisable in accordance with their terms.

In the event of the bankruptcy of a broker through which a Fund engages in transactions in options, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Similarly, in the event of the bankruptcy of the writer of an OTC Option purchased by a Fund, the Fund could experience a loss of all or part of the value of the option. Transactions are entered into by a Fund only with brokers or financial institutions deemed creditworthy by the Fund’s management.

Each of the exchanges has established limitations governing the maximum number of options on the same underlying security or futures contract (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which a Fund may write.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

Futures Contracts and Options on Futures

There are certain risks inherent in the use of futures contracts and options on futures contracts. Successful use of futures contracts by a Fund is subject to the ability of the Adviser to correctly predict movements in the direction of interest rates or changes in market conditions. In addition, there can be no assurance that there will be a correlation between price movements in the underlying securities, currencies or index and the price movements in the securities which are the subject of the hedge.

Positions in futures contracts and options on futures contracts may be closed out only on the exchange or board of trade on which they were entered into, and there can be no assurance that an active market will exist for a particular contract or option at any particular time. If a Fund has hedged against the possibility of an increase in interest rates or a decrease in the value of portfolio securities and interest rates fall or the value of portfolio securities increase instead, a Fund will lose part or all of the benefit of the increased value of securities that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. These sales of securities may, but will not necessarily be at increased prices that reflect the decline in interest rates. While utilization of futures contracts and options on futures contracts may be advantageous to the Fund, if the Fund is not successful in employing such instruments in managing the Fund’s investments, the Fund’s performance will be worse than if the Fund did not make such investments.

Each Fund will enter into transactions in futures contracts for hedging purposes only, including without limitation, futures contracts that are “bona fide hedges” as defined by the CFTC. In connection with the purchase of sale of futures contracts, a Fund will be required to either (i) segregate sufficient cash or other liquid assets to cover the outstanding position or (ii) cover the futures contract by either owning the instruments underlying the futures contracts or by holding a portfolio of securities with characteristics substantially similar to the underlying index or stock index comprising the futures contracts or by holding a separate offsetting option permitting it to purchase or sell the same futures contract. A call option is “covered” if written against securities owned by the Fund writing the option or if written against related securities the Fund holds. A put option is “covered” if the Fund writing the option maintains at all time cash, short-term Treasury obligations or other liquid assets with a value equal to the option exercise price in a segregated account with the Fund’s custodian, or if it has bought and holds a put on the same security (and on the same amount of securities) where the exercise price of the put held by the Fund is equal to or greater than the exercise price of the put written by the Fund.

Exchanges limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin on open futures positions. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, a Fund may be required to take or make delivery of the instruments underlying interest rate futures contracts it holds at a time when it is disadvantageous to do so. The inability to close out options and futures positions could also have an adverse impact on a Fund’s ability to effectively hedge its portfolio.

Futures contracts and options thereon which are purchased or sold on foreign commodities exchanges may have greater price volatility than their U.S. counterparts. Furthermore, foreign commodities exchanges may be less regulated and under less governmental scrutiny than U.S. exchanges. Brokerage commissions, clearing costs and other transaction costs may be higher on foreign exchanges. Greater margin requirements may limit a Fund’s ability to enter into certain commodity transactions on foreign exchanges. Moreover, differences in clearance and delivery requirements on foreign exchanges may occasion delays in the settlement of a Fund’s transactions effected on foreign exchanges.

In the event of the bankruptcy of a broker through which a Fund engages in transactions in futures or options thereon, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Similarly, in the event of the bankruptcy, of the writer of an OTC option purchased by a Fund, the Fund could experience a loss of all or part of the value of the option. Transactions are entered into by a Fund only with brokers or financial institutions deemed creditworthy by the Adviser.

There is no assurance that a liquid secondary market will exist for futures contracts and related options in which a Fund may invest. In the event a liquid market does not exist, it may not be possible to close out a futures position, and in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. In addition, limitations imposed by an exchange or board of trade on which futures contracts are traded may compel or prevent a Fund from closing out a contract which may result in reduced gain or increased loss to the Fund. The absence of a liquid market in futures contracts might cause a Fund to make or take delivery of the underlying securities (currencies) at a time when it may be disadvantageous to do so.

Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to a Fund notwithstanding that the purchase or sale of a futures contract would not result in a loss, as in the instance where there is no movement in the prices of the futures contract or underlying securities (currencies).

Options on foreign currency futures contracts may involve certain additional risks. Trading options on foreign currency futures contracts is relatively new. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. To reduce this risk, a Fund will not purchase or write options on foreign currency futures contracts unless and until, in the Adviser’s opinion, the market for such options has developed sufficiently that the risks in connection with such options are not greater than the risks in connection with transactions in the underlying foreign currency futures contracts.

Risks Associated With Mortgage-Backed Securities

Credit and Market Risks of Mortgage-Backed Securities. Investments by the Core Fixed Income, Short Term Bond and Total Return Bond Funds in fixed rate and floating rate mortgage-backed securities will entail normal credit risks (i.e., the risk of non-payment of interest and principal) and market risks (i.e., the risk that interest rates and other factors will cause the value of the instrument to decline). Many issuers or servicers of mortgage-backed securities guarantee timely payment of interest and principal on the securities, whether or not payments are made when due on the underlying mortgages. This kind of guarantee generally increases the quality of a security, but does not mean that the security’s market value and yield will not change. Like other bond investments, the value of fixed rate mortgage-backed securities will tend to rise when interest rates fall, and fall when rates rise. Floating rate mortgage-backed securities will generally tend to have minimal changes in price when interest rates rise or fall. The value of all mortgage-backed securities may also change because of changes in the market’s perception of the creditworthiness of the organization that issued or guarantees them. In addition, the mortgage-backed securities market in general may be adversely affected by changes in governmental legislation or regulation. Fluctuations in the market value of mortgage-backed securities after their acquisition usually do not affect cash income from such securities but are reflected in each Fund’s net asset value. The liquidity of mortgage-backed securities varies by type of security; at certain times a Fund may encounter difficulty in disposing of investments. Other factors that could affect the value of a mortgage-backed security include, among other things, the types and amounts of insurance which a mortgagor carries, the amount of time the mortgage loan has been outstanding, the loan-to-value ratio of each mortgage and the amount of overcollateralization of a mortgage pool.

Prepayment and Redemption Risk of Mortgage-Backed Securities. Mortgage-backed securities reflect an interest in monthly payments made by the borrowers who receive the underlying mortgage loans. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. In such an event, the mortgage-backed security which represents an interest in such underlying mortgage loan will be prepaid. A borrower is more likely to prepay a mortgage which bears a relatively high rate of interest. This means that in times of declining interest rates, a portion of a Fund’s higher yielding securities are likely to be redeemed and the Fund will probably be unable to replace them with securities having as great a yield. Prepayments can result in lower yields to shareholders. The increased likelihood of prepayments when interest rates decline also limits market price appreciation of mortgage-backed securities. In addition, a mortgage-backed security may be subject to redemption at the option of the issuer. If a mortgage-backed security held by a Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, which could have an adverse effect on the Fund’s ability to achieve its investment objective.

Collateralized Mortgage Obligations (“CMOs”). There are certain risks associated specifically with CMOs. CMOs issued by private entities are not obligations issued or guaranteed by the United States Government, its agencies or instrumentalities and are not guaranteed by any government agency, although the securities underlying a CMO may be subject to a guarantee. Therefore, if the collateral securing the CMO, as well as any third party credit support or guarantees, is insufficient to make payment, the holder could sustain a loss. In addition, the average life of CMOs is determined using mathematical models that incorporate prepayment assumptions and other factors that involve estimates of future economic and market conditions. These estimates may vary from actual future results, particularly during periods of extreme market volatility. Further, under certain market conditions, such as those that occurred in 1994, the average weighted life of certain CMOs may not accurately reflect the price volatility of such securities. For example, in periods of supply and demands imbalances in the market for such securities and/or in periods of sharp interest rate movements, the prices of CMOs may fluctuate to a greater extent than would be expected from interest rate movements alone.

Stripped Mortgage Securities. Part of the investment strategy of the Core Fixed Income, Short Term Bond and Total Return Bond Funds may involve the purchase of interest-only Stripped Mortgage Securities. These investments are highly sensitive to changes in interest and prepayment rates and tend to be less liquid than other CMOs.

Inverse Floaters. The Core Fixed Income, Short Term Bond and Total Return Bond Funds invest in inverse floaters, a class of CMOs with a coupon rate that resets in the opposite direction from the market rate of interest to which it is indexed such as LIBOR or COFI. Any rise in the index rate (as a consequence of an increase in interest rates) causes a drop in the coupon rate of an inverse floater. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market prices.

Adjustable Rate Mortgages (“ARMs”). ARMs contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the security. In addition, certain ARMs provide for additional limitations on the minimum amount by which the mortgage interest rate may adjust for any single adjustment period. Alternatively, certain ARMs contain limitations on changes in the required monthly payment. In the event that a monthly payment is not sufficient to pay the interest accruing on an ARM, any such excess interest is added to the principal balance of the mortgage loan, which is repaid through future monthly payments. If the monthly payment for such an instrument exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment required at such point to amortize the outstanding principal balance over the remaining term of the loan, the excess is utilized to reduce the then outstanding principal balance of the ARM.

Asset-Backed Securities. Certain asset-backed securities do not have the benefit of the same security interest in the related collateral as do mortgage-backed securities. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owned on the credit cards, thereby reducing the balance due. In addition, some issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables.

PORTFOLIO TURNOVER

A portfolio turnover rate is, in summary, the percentage computed by dividing the lesser of a Fund’s purchases or sales of securities (excluding short-term securities) by the average market value of that Fund. The Adviser intends to manage each Fund’s assets by buying and selling securities to help attain its investment objective. This may result in increases or decreases in a Fund’s current income available for distribution to its shareholders. While none of the Funds is managed with the intent of generating short-term capital gains, each of the Funds may dispose of investments (including money market instruments) regardless of the holding period if, in the opinion of the Adviser, an issuer’s creditworthiness or perceived changes in a company’s growth prospects or asset value make selling them advisable. Such an investment decision may result in capital gains or losses and could result in a high portfolio turnover rate during a given period, resulting in increased transaction costs related to equity securities. Disposing of debt securities in these circumstances should not increase direct transaction costs since debt securities are normally traded on a principal basis without brokerage commissions. However, such transactions do involve a mark-up or markdown of the price.

The portfolio turnover rates of the Funds cannot be accurately predicted. Nevertheless, the annual portfolio turnover rates certain of the Funds (other than the Money Market Fund for which, due to the short-term nature of its investments, a portfolio turnover rate is not applicable) are generally not expected to exceed 100%. The following Funds had a portfolio turnover rate exceeding 100% for their most recent fiscal year. A 100% portfolio turnover rate would occur, for example, if all the securities in a Fund’s investment portfolio were replaced once in a period of one year.

For the fiscal year ended October 31, 2003, the portfolio turnover rate for the Convertible Securities Fund exceeded 100%. This was due to shareholder activity.

For the fiscal year ended October 31, 2003, the portfolio turnover rate for the Large Cap Growth Fund exceeded 100%. This was a function of subscriptions and redemptions in the Fund.

For the fiscal year ended October 31, 2003, the portfolio turnover rate for the Asia Pacific Equities Fund exceeded 100%. This was due to portfolio repositioning to capture the anticipated economic recovery in certain sectors of the Asia Pacific Region.

For the fiscal year ended October 31, 2003, the portfolio turnover rate for the Emerging Markets Income Fund exceeded 100%. This was due to shareholder activity.

For the fiscal year ended October 31, 2003, the portfolio turnover rate for the European Growth Equities Fund exceeded 100%. This was due to periodic repositioning to reduce the Fund’s tracking error vis-à-vis the Fund’s comparative benchmark.

For the fiscal year ended October 31, 2003, the portfolio turnover rate for the Core Fixed Income Fund exceeded 100%. This was due to accelerating prepayment rates fro mortgage-backed securities and fixed income sector rebalancing.

For the fiscal year ended October 31, 2003, the portfolio turnover rate for the High Yield Bond Fund exceeded 100%. This was due to shareholder activity.

BROKERAGE PRACTICES

The Adviser is responsible for the placement of the Funds’ portfolio transactions and the negotiation of prices and commissions, if any, with respect to such transactions. Fixed income and unlisted equity securities are generally purchased from a primary market maker acting as principal on a net basis without a stated commission but at prices generally reflecting a dealer spread. Listed equity securities are normally purchased through brokers in transactions executed on securities exchanges involving negotiated commissions. Both fixed income and equity securities are also purchased in underwritten offerings at fixed prices which include discounts to underwriters and/or concessions to dealers. In placing a portfolio transaction, the Adviser seeks to obtain the best execution for the Fund, taking into account such factors as price (including the applicable dealer spread or commission, if any), size of order, difficulty of execution and operational facilities of the firm involved and the firm’s risk in positioning a block of securities.

Consistent with its policy of securing best execution, in selecting broker-dealers and negotiating any commissions or prices involved in Fund transactions, the Adviser considers the range and quality of the professional services provided by such firms. Brokerage services include the ability to most effectively execute large orders without adversely impacting markets and positioning securities in order to enable the Adviser to effect orderly purchases or sales for a Fund. Accordingly, transactions will not always be executed at the lowest available commission. In addition, the Adviser may effect transactions which cause a Fund to pay a commission in excess of a commission which another broker-dealer would have charged if the Adviser first determines that such commission is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer. In some cases, research is provided directly by an executing broker-dealer and in other cases, research may be provided by third party research providers such as a non-executing third party broker-dealer or other third party research service.

Research services furnished by broker-dealers may be used in providing services for any or all of the clients of the Adviser, as well as clients of affiliated companies, and may be used in connection with accounts other than those which pay commissions to the broker-dealers providing the research services.

Research services include such items as reports on industries and companies, economic analyses and review of business conditions, portfolio strategy, analytic computer software, account performance services, computer terminals and various trading and/or quotation equipment. They also include advice from broker-dealers as to the value of securities and availability of securities, buyers, and sellers. In addition, they include recommendations as to purchase and sale of individual securities and timing of transactions.

Fixed income securities are generally purchased from the issuer or a primary market maker acting as principal on a net basis with no brokerage commission paid by the client. Such securities, as well as equity securities, may also be purchased from underwriters at prices which include underwriting fees.

The Adviser maintains an internal allocation procedure to identify those broker-dealers who have provided it with research services and endeavors to place sufficient transactions with them to ensure the continued receipt of research services the Adviser believes are useful. When the Adviser receives products or services that are used both for research and other purposes such as corporate administration or marketing, it makes a good faith allocation. While the non-research portion will be paid in cash by the Adviser, the portion attributable to research may be paid through brokerage commissions.

In an effort to achieve efficiencies in execution and reduce trading costs, the Adviser and its affiliates frequently (though not always) execute securities transactions on behalf of a number of accounts at the same time, generally referred to as “block trades.” When executing block trades, securities are allocated using procedures that the Advisers consider fair and equitable.

When a small number of shares are allocated to the Adviser and its affiliates in a public offering, allocations may be done disproportionately, taking into consideration performance and resulting lot sizes. In some cases, various forms of pro rata allocations are used and, in other cases, random allocation processes are used. More particularized allocations may result from considerations such as lot size, cash availability, diversification or concentration requirements and investment objectives, restrictions and time horizons.

The following table sets forth the amounts of brokerage commission paid to broker-dealers for research services by each Fund for the fiscal year ended October 31, 2003.

	Aggregate Brokerage Commissions Paid on Transactions in the Funds’ Securities	Aggregate Brokerage Commissions Paid for Research Services Provided
Aggressive Growth Equities	$293,958	$53,040
Convertible Securities	549,987	7,887
Diversified Value	11,562	870
Dividend Focused	42,138	4,697
Focused Large Cap Value	2,213	560
Growth Equities	0	0
Growth Insights	3,325	1,988
Large Cap Growth	40,080	21,831
Large Cap Value	245,897	75,771
Opportunity	201,840	17,524
Select Equities	2,606,418	624,697
Small Cap Growth	823,973	50,036
Value Added	152,474	17,047
Value Opportunities	1,457,209	106,053
Asia Pacific Equities	55,427	0
Emerging Markets Equities	73,368	0
European Growth Equities	27,784	0
Select International Growth Equities	106,474	0

The aggregate brokerage commissions paid by the Funds on transactions for the fiscal years ended October 31, 2002 and October 31, 2001 were: $2,438,810 and $4,307,896 respectively.

INVESTMENT RESTRICTIONS

The investment restrictions numbered 1 through 9 below have been adopted as fundamental policies (except as otherwise provided in 1). A fundamental policy affecting a particular Fund may not be changed without the vote of a majority of the outstanding shares of the affected Fund. Investment restrictions 10 and 11 with respect to a Fund may be changed by vote of a majority of the Board of Directors at any time.

1. No Fund will borrow money, except that (a) a Fund may borrow from banks for temporary or emergency (not leveraging) purposes including the meeting of redemption requests that might otherwise require the untimely disposition of securities; (b) the Core Fixed Income, Short Term Bond, Total Return Bond and Money Market Funds may each enter into reverse repurchase agreements; (c) the Core Fixed Income, Short Term Bond and Total Return Bond Funds may utilize mortgage-dollar rolls; and (d) each Fund, other than the Money Market Fund, may enter into futures contracts for hedging purposes subject to the conditions set forth in paragraph 8 below. The total amount borrowed by a Fund (including, for this purpose, reverse repurchase agreements and mortgage dollar rolls) at any time will not exceed 30% (or, in the case of the Money Market Fund, 10%) of the value of the Fund’s total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing is made. As an operating policy, whenever borrowings pursuant to (a) exceed 5%(or, in the case of the Money Market Fund, 10%) of the value of a Fund’s total assets, the Fund will not purchase any securities.

2. No Fund will issue senior securities as defined in the 1940 Act, provided that the Funds may (a) enter into repurchase agreements; (b) purchase securities on a when-issued or delayed delivery basis; (c) purchase or sell financial futures contracts or options thereon; and (d) borrow money in accordance with the restrictions described in paragraph 1 above.

3. No Fund will underwrite securities of other companies, except insofar as the Fund might be deemed to be an underwriter for purposes of the Securities Act by virtue of disposing of portfolio securities.

4. No Fund will purchase any securities that would cause 25% or more of the value of the Fund’s total assets at the time of purchase to be invested in the securities of any one particular industry or group of industries, provided that this limitation shall not apply to any Fund’s purchase of U.S. Government Securities, and, in the case of the Money Market Fund, to the purchase of obligations of domestic branches of United States banks. The European Equities Fund may invest more than 25% of the value of its total assets in a single European country and the Emerging Markets Income Fund may invest more than 25% of the value of its total assets in debt securities issued or guaranteed by the governments of emerging markets countries. In determining industry classifications for foreign issuers, each Fund will use reasonable classifications that are not so broad that the primary economic characteristics of the companies in a single class are materially different. Each Fund will determine such classifications of foreign issuers based on the issuer’s principal or major business activities.

5. No Fund will invest in real estate, real estate mortgage loans, residual interests in REMICs, oil, gas and other mineral leases (including other universal exploration or development programs),

or real estate limited partnerships, except that a Fund may purchase securities backed by real estate or interests therein, or issued by companies, including real estate investment trusts, which invest in real estate or interests therein and except that the Core Fixed Income, Short Term Bond and Total Return Bond Funds are not prohibited investing in real estate.

6. No Fund may make loans of cash except by purchasing qualified debt obligations or entering into repurchase agreements.

7. Each Fund may effect short sales of securities or maintain a short position only if the Fund at the time of sale either owns or has the right to acquire at no additional cost securities equivalent in kind and amount to those sold.

8. No Fund will invest in commodities or commodities contracts, except that the Funds may enter into futures contracts or purchase related options thereon if, immediately thereafter, the amount committed to margin plus the amount paid for premiums for unexpired options on futures contracts does not exceed 5% of the value of the Fund’s total assets, after taking into account unrealized gains and unrealized losses on such contracts it has entered into, provided, however, that in the case of an option that is in-the-money (the exercise price of the call (put) option is less (more) than the market price of the underlying security) at the time of purchase, the in-the-money amount may be excluded in calculating the 5%. The entry into foreign currency forward contracts shall not be deemed to involve investing in commodities.

9. For each of the Diversified Value, Opportunity, and Dividend Focused Funds, no Fund will, with respect to 75 percent of its assets, purchase the securities of any issuer, other than U.S. Government securities and securities of other investment companies if as a result more than five percent of the value of the Funds’ total assets would be invested in the securities of the issuer; or, (b) purchase more than 10 percent of the voting securities of any one issuer other than U.S. Government securities and securities of other investment companies.

10. No Fund will purchase securities on margin, except that a Fund may obtain any short-term credits necessary for clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts and related options will not be deemed to be a purchase of securities on margin.

11. No Fund will purchase the securities of an issuer for the purpose of acquiring control or management thereof.

The percentage limitations contained in the restrictions listed above apply, with the exception of (1), at the time of purchase or initial investment and any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the Fund.

For purposes of applying the terms of investment restriction number 4, the Adviser will, on behalf of each Fund, make reasonable determinations as to the appropriate industry classification to assign to each issuer of securities in which the Fund invests. As a general matter, an “industry” is considered to be a group of companies whose principal activities, products or services offered give them a similar economic risk profile vis à vis issuers active in other sectors of the economy. The definition of what constitutes a particular “industry” is therefore an evolving one, particularly for issuers in industries or sectors within industries that are new or are undergoing rapid development. Some issuers could reasonably fall within more than one industry category. For example, some companies that sell goods over the internet (including issuers of securities in which the Fund invest) were initially classified as internet companies, but over time have evolved into the economic risk profiles of retail companies. The Adviser will use its best efforts to assign each issuer to the category which it believes is most appropriate.

DIRECTORS AND OFFICERS OF THE COMPANY

A board of eight directors is responsible for overseeing the Funds’ affairs. The directors of the Funds, and their business addresses and their principal occupations for the last five years are set forth below. Each director oversees each Fund in TCW Galileo Funds, Inc. and TCW Premier Funds which, as of the date of this Statement of Additional Information, number 28.

Independent Directors

Name, Address, Age and Position with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships held by Director
Samuel P. Bell (68) 333 South Hope Street Suite 2660 Los Angeles, CA. 90071 Director	Mr. Bell has served as a director of TCW Galileo Funds, Inc. since October 2002.	President, Los Angeles Business Advisors (not-for-profit business organization) since 1996. Previously Mr. Bell served as the Area Managing Partner of Ernst & Young (public accounting firm) for the Pacific Southwest Area.	Point 360 (post production services), TCW Premier Funds (mutual fund) and TCW Convertible Securities Fund, Inc. (closed-end fund).

Richard W. Call (79) 496 Prospect Terrace Pasadena, CA 91103 Director	Mr. Call has served as a director of TCW Galileo Funds, Inc. since February 1994.	Private Investor. Former President of The Seaver Institute (a private foundation).	TCW Premier Funds (mutual fund), TCW Convertible Securities Fund, Inc. (closed-end fund).

Matthew K. Fong (50) Strategic Advisory Group 13191 Crossroad Parkway North City of Industry, CA 91746 Director	Mr. Fong has served as a director of TCW Galileo Funds, Inc. since April 1999.	President, Strategic Advisory Group, Of Counsel Sheppard, Mullin, Richter & Hamilton (law firm) since 1999. From 1995 to 1998, Mr. Fong served as Treasurer of the State of California.	Seismic Warning Systems, Inc., Emergent, Inc. (medical equipment), Viata Inc. (home entertainment products), TCW Convertible Securities Funds, Inc. (closed-end fund), TCW Premier Funds (mutual fund).

John A. Gavin (72) c/o Paul, Hastings, Janofsky & Walker LLP Counsel to the Independent Directors 515 South Flower Street Los Angeles, CA 90071 Director	Mr. Gavin has served as a director of TCW Galileo Funds, Inc., since May 2001.	Founder and Chairman of Gamma Holdings (international capital consulting firm).	Causeway Capital (investment adviser), TCW Convertible Securities Fund, Inc. (closed-end fund), TCW Premier Funds (mutual fund), Hotchkis and Wiley Funds (mutual fund).

Patrick C. Haden (51) 300 South Grand Avenue Los Angeles, CA. 90071 Director	Mr. Haden has served as a director of TCW Galileo Funds, Inc. since May 2001.	General Partner, Riordan, Lewis & Haden (private equity firm).	Indy Mac Mortgage Holdings (mortgage banking), Bradshaw International Inc. (housewares), Elkay Plastics Co., Inc., Financial Pacific Insurance Group, Inc., Tetra Tech, Inc. (environmental consulting), TCW Premier Funds (mutual fund), TCW Convertible Securities Fund, Inc. (closed-end fund).

Charles A. Parker (70) c/o Paul, Hastings, Janofsky & Walker LLP Counsel to the Independent Directors 515 South Flower Street Los Angeles, CA. 90071 Director	Mr. Parker has served as a director since April 2003.	Private Investor.	Horace Mann Educators Corp. (insurance corporation), trustee of the Burridge Center for Research in Security Prices (University of Colorado), Amerindo Funds (mutual fund), TCW Convertible Securities Fund, Inc. (closed end fund), TCW Premier Funds (mutual fund).

As noted on the previous page, Mr. Bell has served as President of Los Angeles Business Advisors, a not-for-profit corporation pursuant to section 501(c)(6) of the Internal Revenue Code of 1986, as amended, since September 1996. Mr. Robert A. Day, Chairman of The TCW Group, Inc., the immediate parent company of the Adviser, has been a director of Los Angeles Business Advisors since January 2000.

Interested Directors

Each of these directors are “interested persons” of TCW Galileo Funds, Inc. (“Corporation”) as defined in the 1940 Act because they are directors and officers of the Adviser, and shareholders and directors of The TCW Group, Inc. the parent company of the Adviser.

Name, Address, Age and Position with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships held by Director
Marc I. Stern (60) 865 South Figueroa Street Los Angeles, CA. 90017 Chairman	Mr. Stern has served as a director since inception of TCW Galileo Funds, Inc. in September 1992.	President and Director, The TCW Group, Inc., Chairman, the Adviser, President and Vice Chairman, TCW Asset Management Company, Vice Chairman and Trust Company of the West.	Qualcomm Incorporated (wireless communications), TCW Premier Funds (mutual fund).

Thomas E. Larkin, Jr. (65) 865 South Figueroa Street Los Angeles, CA. 90017 Director	Mr. Larkin has served as a director since inception of TCW Galileo Funds, Inc., in September 1992.	Vice Chairman, The TCW Group, Inc., the Adviser, TCW Asset Management Company and Trust Company of the West.	TCW Premier Funds (mutual fund).

Committees

Audit Committee. The Audit Committee makes recommendations to the Board of Directors concerning the selection of the independent auditors and reviews with the auditors the results of the annual audit, including the scope of auditing procedures, the adequacy of internal controls and compliance by the Corporation with the accounting, recording and financial reporting requirements of the 1940 Act. The Audit Committee also reviews compliance with the Code of Ethics by the executive officers, directors and investment personnel of the Adviser. The Audit Committee also has the function of nominating and evaluating Independent Director candidates. The Audit Committee will not consider nominees recommended by shareholders. The Audit Committee’s members consist of Messrs. Bell, Call, Fong, Gavin, Haden and Parker. During the fiscal year ended October 31, 2003, the Audit Committee held four meetings.

Derivatives Committee. The Derivatives Committee approves parameters for and monitors the activities of the funds with respect to derivatives investments, if any, made by a Fund. The Derivative Committee’s members consist of Messrs. Bell, Call, Fong, Gavin, Haden and Parker. During the fiscal year ended October 31, 2003, the Derivatives Committee held no meetings. However, derivative investments, if any, are reviewed at each quarterly regular meeting of the Board of Directors.

Executive Committee. The Executive Committee has the same powers of the Board of Directors except the power to declare dividends or other stock distributions, elect directors, authorize the issuance of stock except as permitted by statute, to recommend to the shareholders any action requiring their approval, to amend the By-Laws or to approve any merger or share exchange not requiring shareholder approval. The Executive Committee’s members consist of Messrs. Call, Haden and Stern. During the fiscal year ended October 31, 2003, the Executive Committee held no meetings.

Nominating Committee. The Nominating Committee makes recommendations to the Board of Directors regarding nominations for membership on the Board of Directors. It evaluates candidates’ qualifications for Board membership and, with respect to nominees for positions as independent directors, their independence from the Corporation’s investment adviser and other principal service providers. The Nominating Committee periodically reviews director compensation and recommends any appropriate changes to the Board as a group. This Committee also reviews and may make recommendations to the Board of Directors relating to those issues that pertain to the effectiveness of the Board in carrying out its responsibilities in governing the Corporation and overseeing the management of the Corporation. The members of the Corporation’s Nominating Committee are Messrs. Bell, Call, Fong, Gavin, Haden and Parker.

The Nominating Committee will consider potential director candidates recommended by shareholders provided that the proposed candidates satisfy the director qualification requirements provided in the Corporation’s Directors Nominating and Qualification Charter and are not “interested persons” of the Corporation within the meaning of the 1940 Act. Before fiscal year 2004, the Nominating Committee did not have a formal process for the submission of potential candidates by shareholders except as part of a shareholder proposal in accordance with the Securities Exchange Act of 1934, as amended (the “1934 Act”). In determining procedures for the submission of potential candidates by shareholders and any eligibility requirements for such nominees and the shareholders submitting the nominations, the Nominating Committee has looked to recent SEC promulgations regarding director nominations for guidance.

Equity Ownership of Directors

Independent Directors

The following tables sets forth the equity ownership of the directors in each Fund as of December 31, 2003. The code for the dollar range of equity securities owned by the directors is: (a) $1 - $10,000, (b) $10,001 - $50,000, (c) $50,001 - $100,000; and (d) over $100,000.

Name of Director	Dollar Range of Equity Securities in the Corporation	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies
Samuel P. Bell	None	None

Richard W. Call	Aggressive Growth Equities (c)	(d)

Matthew K. Fong	None	None

John A. Gavin	None	None

Patrick C. Haden	None	None

Charles A. Parker	None	None

Interested Directors

Name of Director	Dollar Range of Equity Securities in the Corporation	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies
Marc I. Stern

Aggressive Growth Equities (a)

Core Fixed Income (d)

Emerging Markets Equities (d)

Growth Insights (d)

High Yield Bond (d)

Money Market (d)

Select Equities (d)

Small Cap Growth (b)

Total Return Bond (b)

(d)

Thomas E. Larkin, Jr.	Money Market (d) Select Equities (d) Value Opportunities (d)	(d)

As of December 31, 2003, the officers and directors of the Funds as a group owned, of record or beneficially, less than 1% of the outstanding voting securities of each Fund except the Growth Insights Fund where ownership was 13%.

Compensation of Independent Directors

The Corporation and TCW Premier Funds pays each Independent Director an annual fee of $45,000 plus a per joint meeting fee of $500 for meetings of the Board of Directors or Committees of the Board of Directors attended by the director prorated among the Funds. Directors are also reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Directors and officers who are employed by the Adviser or an affiliated company thereof receive no compensation nor expense reimbursement from the Corporation. Directors do not receive any pension or retirement benefits as a result of their service as a director of the Corporation.

The following table illustrates the compensation paid to the Independent Directors by the Corporation for the fiscal year ended October 31, 2003.

Name of Independent Director Funds, Inc.	Aggregate Compensation From TCW Galileo
Samuel P. Bell	$49,000
Richard W. Call	$49,000
Matthew K. Fong	$49,000
John A. Gavin	$49,000
Patrick C. Haden	$49,000
Charles A. Parker	$35,500

The following table illustrates the total compensation paid to Corporation’s Independent Directors for the calendar year ended December 31, 2003 by TCW Convertible Securities Fund, Inc. and TCW Premier Funds as well as from the Corporation. TCW Convertible Securities Funds, Inc. and TCW Premier Funds are included solely because the Corporation’s Adviser, TCW Investment Management Company also serves as their investment adviser.

Name of Independent Director	For Service as Director and Committee Member of the TCW Convertible Securities Funds, Inc. and TCW Premier Funds	Total Cash Compensation from TCW Galileo Funds, Inc., TCW Convertible Securities Funds, Inc. and TCW Premier Funds
Samuel P. Bell	$12,750	$61,750
Richard W. Call	$12,750	$61,750
Matthew K. Fong	$12,750	$61,750
John A. Gavin	$12,750	$61,750
Patrick C. Haden	$12,750	$61,750
Charles A. Parker	$12,750	$48,250

The officers of the Company who are not also directors of the Company are:

Name and Address	Position(s) Held with Company	Principal Occupation(s) During Past 5 Years(1)
Alvin R. Albe, Jr. (51)*	President	President and Director, the Adviser, Executive Vice President and Director of TCW Asset Management Company and Trust Company of the West; Executive Vice President, The TCW Group, Inc.; President, TCW Convertible Securities Fund, Inc. and TCW Premier Funds

Michael E. Cahill (52)*	Senior Vice President, General Counsel and Assistant Secretary	Group Managing Director, General Counsel and Secretary, the Adviser, The TCW Group, Inc., Trust Company of the West and TCW Asset Management Company

Charles W. Baldiswieler (46)*	Senior Vice President	Managing Director, the Adviser, Trust Company of the West and TCW Asset Management Company

Hilary G.D. Lord (48)*	Senior Vice President and Assistant Secretary	Managing Director and Chief Compliance Officer, the Adviser, The TCW Group, Inc., Trust Company of the West and TCW Asset Management Company

Dennis J. McCarthy (47)*	Senior Vice President	Senior Vice President, the Adviser, Trust Company of the West and TCW Asset Management Company since October, 1999. Previously, Vice President with Founders Asset Management

Name and Address	Position(s) Held with Company	Principal Occupation(s) During Past 5 Years(1)
Ronald R. Redell (33)*	Senior Vice President	Senior Vice President, the Adviser, Trust Company of the West and TCW Asset Management Company since August, 2000. Previously, National Sales Manager with RS Investment Management (formerly Robertson Stephens)

Philip K. Holl (54)*	Secretary	Senior Vice President and Associate General Counsel, the Adviser, Trust Company of the West and TCW Asset Management Company; Secretary, TCW Convertible Securities Fund, Inc. and TCW Premier Funds

David S. DeVito (41)*	Treasurer	Managing Director and Chief Financial Officer, the Adviser, Trust Company of the West and TCW Asset Management Company; Treasurer, TCW Convertible Securities Fund, Inc. and TCW Premier Funds

(1)	Positions with The TCW Group, Inc. and its affiliates may have changed over time.

*	Address is 865 South Figueroa Street, 18th Floor, Los Angeles, California 90017

In addition, George N. Winn, Vice President of Trust Company of the West, TCW Asset Management Company and the Adviser is Assistant Treasurer of the Corporation.

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

TCW Galileo Funds, Inc. (the “Corporation”) and the Adviser are parties to an Investment Management and Advisory Agreement (“Advisory Agreement”). The Adviser was organized in 1987 as a wholly-owned subsidiary of The TCW Group, Inc. The Adviser was organized in 1987 as a wholly-owned subsidiary of The TCW Group, Inc. Société Générale Asset Management, S.A. may be deemed to be a control person of the Adviser by reason of its ownership of more than 25% of the outstanding voting stock of the TCW Group, Inc. Société Générale Asset Management, S.A., is a wholly-owned subsidiary of Société Générale, S.A. Under the Advisory Agreement, the Corporation retains the Adviser to manage the investment of its assets, to place orders for the purchase and sale of its portfolio securities, to administer its day-to-day operations, and to be responsible for overall management of the Corporation’s business affairs subject to control by the Board of Directors of the Corporation. The Adviser is responsible for obtaining and evaluating economic, statistical, and financial data and for formulating and implementing investment programs in furtherance of the Company’s investment objectives.

The Adviser has retained, at it sole expense, Société Générale Asset Management International Limited (regulated by the Financial Services Authority in the United Kingdom) to act as a sub-adviser to the Emerging Markets Equities, European Growth Equities and Select International Growth Equities Funds. SG Asset Management (Singapore) Ltd. has been retained to act as sub-adviser to the Asia Pacific Equities Fund. Société Générale Asset Management International, Limited and SG Asset Management (Singapore) Ltd. (collectively, the “Subadvisers”) are second-tier subsidiaries of Société Générale S.A. and are affiliates of the Adviser. The Sub-Advisers provide the Funds with investment advice and portfolio management services subject to the overall supervision of the Adviser. The Sub-Advisers receive from the Adviser, fifty percent of the annual management fee paid to the Adviser from a Fund.

The Adviser furnishes to the Corporation office space at such places as are agreed upon from time to time and all office facilities, business equipment, supplies, utilities and telephone service necessary for managing the affairs and investments and arranges for officers or employees of the Adviser to serve, without compensation from the Corporation, as officers, directors or employees of the Company if desired and reasonably required by the Corporation.

The fee allocable to each Fund is calculated daily by applying the annual investment advisory fee percent for the Fund to the Fund’s net asset value. The fee is payable monthly. The annual management fee (as a percentage of average net asset value) for each Fund is as follows:

Equity Funds

Aggressive Growth Equities	1.00%

Convertible Securities	0.75%

Diversified Value	0.75%

Dividend Focused	0.75%

Focused Large Cap Value	0.65%

Growth Equities	1.00%

Growth Insights	0.90%

Large Cap Core	0.55%

Large Cap Growth	0.55%

Large Cap Value	0.55%

Opportunity	0.90%

Select Equities	0.75%

Small Cap Core	1.00%

Small Cap Growth	1.00%

Value Added	1.00%

Value Opportunities	0.80%

Fixed Income Funds

Money Market	0.25%

Core Fixed Income	0.40%

High Yield Bond	0.75%

Short Term Bond	0.50%*

Total Return Bond	0.50%

*	The Adviser has voluntarily waived a portion of its advisory fee reducing it to 0.35% through December 31, 2004.

International Funds

Asia Pacific Equities	1.00%

Emerging Markets Equities	1.00%

Emerging Markets Income	0.75%

European Growth Equities	0.75%

Select International Growth Equities	0.75%

The Adviser has agreed to reduce its investment advisory fee or to pay the operating expenses of a Fund to the extent necessary to limit the Fund’s operating expenses to an amount not to exceed the trailing monthly expense ratio average for comparable funds as calculated by Lipper Inc. With respect to the K Class, the Adviser has agreed to reduce its investment advisory fee or to pay the operating expenses of a Fund to the extent necessary to limit the Fund’s operating expenses to an amount not to exceed the trailing monthly expense ratio average for comparable funds as calculated by Lipper Inc. plus 25 basis points.

The table below sets forth the investment advisory fee, exclusive of any expense reimbursement, paid by each Fund for the period or year ended:

Fund	2003	2002		2001
Aggressive Growth Equities	$1,195,000	$1,100,000		$1,739,000
Convertible Securities	477,000	327,000		466,000
Diversified Value	44,000	33,000	*	46,000	**
Dividend Focused	210,000	221,000	*	285,000	**
Focused Large Cap Value	6,000	6,000		4,000
Growth Equities	0	0		0
Growth Insights	15,000	31,000		20,000
Large Cap Growth	35,000	56,000		97,000
Large Cap Value	555,000	760,000		788,000
Opportunity	347,000	330,000	*	325,000	**
Select Equities	13,180,000	9,908,000		6,469,000
Small Cap Growth	1,425,000	1,975,000		3,011,000
Value Added	249,000	133,000		23,000
Value Opportunities	3,539,000	5,035,000		1,423,000
Money Market	1,030,000	1,214,000		734,000
Core Fixed Income	238,000	242,000		285,000
High Yield Bond	3,152,000	2,126,000		1,845,000
Short Term Bond	54,000	100,000		283,000
Total Return Bond	959,000	529,000		421,000
Asia Pacific Equities	94,000	98,000		106,000
Emerging Markets Equities	195,000	280,000		326,000
Emerging Markets Income	562,000	367,000		416,000
European Growth Equities	53,000	109,000		273,000
Select International Growth Equities	204,000	319,000		355,000

*	For the period December 1, 2001 through October 31, 2002

**	For the year ended November 30, 2001

Except for expenses specifically assumed by the Adviser under the Advisory Agreement, each Fund bears all expenses incurred in its operations. Fund expenses include the fee of the Adviser; expenses of the Plan of Distribution pursuant to Rule 12b-1; compensation and expenses of directors who are not officers or employees of the Adviser; registration, filing and other fees in connection with filings with states and other regulatory authorities; fees and expenses of independent accountants; the expenses of printing and mailing proxy statements and shareholder reports; custodian and transfer and dividend disbursing agent charges; brokerage fees and commissions and securities transaction costs; taxes and corporate fees; legal fees; the fees of any trade association; the costs of the administrator and fund accountant; the cost of stock certificates, if any, representing shares of the Fund; the organizational and offering expenses, whether or not advanced by the Adviser; expenses of shareholder and director meetings; the cost and expense of printing, including typesetting, and distributing prospectuses and supplements thereto the Fund’s shareholders; premiums for the fidelity bond and any errors and omissions insurance; interest and taxes; and any other ordinary or extraordinary expenses incurred in the course of the Fund’s business. The 12b-1 fees relating to the Class N shares will be directly allocated to that class. In addition, the administrative services fee applicable the Advisor Class (or K Class) Shares will be allocated to that class.

The Advisory Agreement also provides that each Fund will reimburse the Adviser for the Fund’s organizational expenses.

The Advisory and Sub-Advisory Agreements were approved by each Fund’s shareholders and will continue in effect as to each Fund initially for two years and thereafter from year to year if such continuance is specifically approved at least annually by (a) the Board of Directors of the Corporation or by the vote of a majority of the outstanding voting securities of the Fund, and (b) vote of a majority of the directors who are not “interested persons” of the Corporation or the Adviser (the Independent Directors), cast in person at a meeting called for the purpose of voting on such approval. The Advisory and Sub-Advisory Agreements may be terminated without penalty at any time on 60 days’ written notice, by vote of a majority of the Board of Directors of the Corporation or by vote of a majority of the outstanding voting securities of the Fund. The Advisory and Sub-Advisory Agreements terminate automatically in the event of their assignment.

In determining whether to approve the Advisory and Sub-Advisory Agreements the Board of Directors, including the Independent Directors considered various materials provided by the Adviser including information relating to comparative advisory fees including comparative fees for institutional separate accounts, expenses and performance data of the Funds and the Independent Directors were advised by independent legal counsel with respect to these matters. In particular, the Board of Directors considered the nature, quality and services provided by the Adviser and Sub-Advisers, the Adviser’s and Sub-Adviser personnel and research services, the Funds’ long-term performance records compared to other similar mutual funds, the Funds’ lower overall expense ratios compared to similar mutual funds and the profitability of the Adviser derived from its relationship with the Funds. The Board of Directors also considered the rankings given the Funds by third party ranking entities. The Board of Directors also considered the breadth of the Adviser’s compliance program. In addition, in approving the Advisory and Sub-Advisory Agreements, the Board of Directors considered that the Adviser agreed to reduce its investment advisory fee or to pay the operating expenses of each Fund’s I and N Classes to the extent necessary to limit the Fund’s I and N Classes operating expenses to an amount not to exceed the trailing monthly expense ratio for comparable funds as calculated by Lipper Inc. With respect to the K Class, the Board of Directors considered that the Adviser agreed to reduce its investment advisory fee or to pay the operating expenses of each Fund’s K Class to the extent necessary to limit the Funds’ K Class operating expenses in an amount not to exceed the trailing monthly expense ratio for comparable funds as calculated by Lipper Inc. plus 25 basis points.

The Independent Directors met separately with their independent legal counsel to consider the foregoing factors in light of the advice provided by their independent legal counsel with respect to the law applicable to the review of investment advisory agreements. Following their separate meeting, the entire Board of Directors, including the Independent Directors, approved the continuance of the Advisory and Sub-Advisory Agreements for another year.

The Corporation has acknowledged that the name “TCW” is owned by The TCW Group, Inc. (“TCW”), the parent of the Adviser. The Corporation has agreed to change its name and the name of the Funds at the request of TCW if any advisory agreement into which TCW or any of its affiliates and the Corporation may enter is terminated.

The Advisory and Sub-Advisory Agreements also provides that the Adviser shall not be liable to the Corporation for any actions or omissions if they acted in good faith without gross negligence, willful misfeasance, bad faith, or from reckless disregard of their duties.

DISTRIBUTION OF COMPANY SHARES

TCW Brokerage Services (“Distributor”) serves as the nonexclusive distributor of each class of the Company’s shares pursuant to an Amended and Restated Distribution Agreement (“Distribution Agreement”) with the Corporation which is subject to approval by the Board. The Distribution Agreement is terminable without penalty, on not less than 60 days’ notice, by the Corporation’s Board of Directors, by vote of holders of a majority of the Corporation’s shares, or by the Distributor. The Distributor retains no compensation from the Corporation.

The Corporation offers three classes of shares: Institutional Class or Class I shares, Class N or Investor Class shares and Class K or Advisor Class shares. Class I shares are offered primarily for direct investment by investors. Class N shares are offered through firms which are members of the National Association of Securities Dealers, Inc. (“NASD”), and which have dealer agreements with the Distributor and other financial intermediaries. Class K shares of certain Funds may be offered through institutional channels such as retirement plans and financial intermediaries.

The Corporation has adopted a Plan Pursuant to Rule 18f-3 under the 1940 Act (“ Rule 18f-3 Plan”). Under the Rule 18f-3 Plan, shares of each class of each Fund represent an equal pro rata interest in such Fund and, generally, have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each class has a different designation; (b) each class of shares bears any class-specific expenses allocated to it; and (c) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution or service arrangements, and each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. In addition, each class may have a differing sales charge structure, and differing exchange and conversion features.

The Corporation also has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act (“Distribution Plan”) with respect to the Class N and Class K shares of each Fund. Under the terms of the Distribution Plan, each Fund compensates the Distributor at a rate equal to 0.25% of the average daily net assets of the Fund attributable to its Class N or Class K shares for distribution and related services. For the fiscal year ended October 31, 2003, the Corporation’s Class N shares paid $2,054,118 in the aggregate. Payments were made to firms that are members of the NASD and third party administrators for distribution and related services. Under the terms of the Distribution Plan, services which a firm will provide may include, but are not limited to, the following functions: providing facilities to answer questions from prospective investors about a Fund; receiving and answering correspondence, including requests for prospectuses and statements of additional information; preparing, printing and delivering prospectuses and shareholder reports to prospective shareholders; complying with federal and state securities laws pertaining to the sale of Class N or Class K shares; and assisting investors in completing application forms and selecting dividend and other account options. Because these fees are paid out of the Funds’ assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other sales charges.

The Distribution Plan provides that it may not be amended to materially increase the costs which Class N or Class K shareholders may bear under the Plan without the approval of a majority of the outstanding voting securities of Class N or Class K, and by vote of a majority of both (i) the Board of Directors of the Corporation, and (ii) those Directors of the Corporation who are not “interested persons” of the Corporation (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to it cast in person at a meeting called for the purpose of voting on the Plan and any related amendments.

The Distribution Plan was initially approved by the Corporation’s Board of Directors on December 17, 1998 and provides that it shall continue in effect so long as such continuance is specifically approved at least annually by the vote of a majority of both (i) the Board of Directors of the Corporation, and (ii) those Directors of the Corporation who are not “interested persons” of the Corporation (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to it cast in person at a meeting called for the purpose of voting on the Plan and any related amendments.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

The following shareholders owned of record or beneficially 5% or more of the indicated Fund Class’ shares outstanding as of September 30, 2004. A shareholder who beneficially owns 25% or more of a Fund is presumed to “control” that Fund and such shareholders will be able to affect the outcome of matters presented for a vote of that Fund’s shareholders.

Class I

Aggressive Growth Equities Fund

Pershing LLC

P.O. Box 2052

Jersey City, NJ 07303

(12.88%) (Owned of Record)

CF Kettering Inc.

2751 Centerville Road

Little Falls Center II

Wilmington, DE 19808

(12.23%)

BNY Western Trust Company Trustee

Retirement Plan of Freedom Communications

700 S. Flower Street

Los Angeles, CA 90017

(11.46%)

Charles Schwab & Co. Inc. Reinvest Account

101 Montgomery Street

San Francisco, CA 94104

(9.06%) (Owned of Record)

Convertible Securities Fund

Buck Foundation

666 Camino Aguajito

Monterey, Ca 93940

(25.75%)

City of Tallahassee

City Hall

Tallahassee, FL 32301

(20.93%)

BNY Western Trust Company Custodian

TCW Profit Sharing Plan

700 S. Flower Street

Los Angeles, CA 90017

(7.32%)

Norred 1997 Trust

P.O. Box 2746

Malibu, CA 90265

(6.43%)

Pennington Fund

441 W. Plumb Lane

Reno, NV 89509

(5.64%)

Krikl Family Trust

520 Kings Road

Newport Beach, CA 92663

(5.29%)

Diversified Value Fund

Thomas E. Larkin, Jr.

c/o Trust Company of the West

865 S. Figueroa Street

Los Angeles, CA 90017

(20.91%)

Doheny Eye Institute

1450 San Pablo Street

Los Angeles, CA 90033

(19.04%)

Kohlberg Kravis Roberts & Co.

9 W. 57th Street

New York, NY 10019

(17.42%)

The Christ Child Society of Washington, D.C.

5101 Wisconsin Avenue, N.W.

Washington, D.C. 20016

(6.10%)

Growth Equities Fund

Tifkat L.P.

ARCO Center

1055 W. 7th Street

Los Angeles, CA 90017

(33.79%)

The Christ Child Society of Washington, D.C.

5101 Wisconsin Avenue, N.W.

Washington, D.C. 20016

(12.92%)

Morley Group

2901 28th Street

Santa Monica, CA 90405

(7.78%)

Athalie R. Clarke Foundation

610 Newport Center Drive

Newport Beach, CA 92660

(5.98%)

Large Cap Growth Fund

TCW Capital Investment Corporation

865 S. Figueroa Street

Los Angeles, CA 90017

(20.88%)

Harold Eastman

702 W. Idaho Street

Boise, ID 83702

(15.76%)

Rosenblatt Family Trust

706 Park Lane

Montecito, CA 93108

(10.18%)

Verdugo Hills Hospital Foundation

1812 Verdugo Boulevard

Glendale, CA 91208

(7.92%)

LPL Financial Services

9785 Towne Centre Drive

San Diego, CA 92121

(6.662%) (Owned of Record)

Temple Israel Operating Fund

236 S. River Street

Wilkes Barre, PA 18702

(5.48%)

Sema & Co.

12 East 49th Street

New York, NY 10017

(5.42%)

Large Cap Value Fund

Carol Barnett Charitable Trust

5815 Live Oak Road

Lakeland, FL 33813

(17.79%)

Northern Trust Co. Custodian

The Rose Hills Foundation

P.O. Box 92956

Chicago, IL 60675

(16.73%)

Bost & Co. WBHF 7000352

Mutual Fund Operations

P.O. Box 3198

Pittsburgh, PA 15230

(14.89%)

City of Orlando General

Employees Pension Plan

400 S. Orange Avenue

Orlando, FL 32801

(5.91%)

Opportunity Fund

Reliastar Life Insurance Co. of NY

151 Farmington Avenue

Hartford, CT 06156

(37.92%)

AIG Federal Savings Bank Trustee

City of Boulder Fire & Police Money Purchase Pension Plan

2929 Allen Parkway

Houston, TX 77019

(19.20%)

Charles Schwab & Co. Inc. Reinvest Account

101 Montgomery Street

San Francisco, CA 94104

(12.81%) (Owned of Record)

Select Equities Fund

Charles Schwab & Co. Inc. Reinvest Account

101 Montgomery Street

San Francisco, CA 94104

(17.01%) (Owned of Record)

Prudential Investment

Management FBO Clients

194 Wood Avenue, S.

Iselin, NJ 08830

(16.84%)(Owned of Record)

Merrill Lynch Pierce Fenner & Smith Inc. FBO Clients

4800 Deer Lake Drive East

Jacksonville, FL 32246

(9.55%) (Owned of Record)

Fidelity Investments Institutional Operations Custodian

100 Magellan Way

Covington, KY 41015

(6.82%) (Owned of Record)

Small Cap Growth Fund

CF Kettering Inc.

2751 Centerville Road

Little Falls Center II

Wilmington, DE 19808

(14.34%)

Wells Fargo Bank Minnesota Trustee

McCormick & Co. Profit Sharing Plan

P.O. Box 1533

Minneapolis, MN 55480

(10.53%)

Fidelity Investments Institutional Operations Custodian

100 Magellan Way

Covington, KY 41015

(9.04%) (Owned of Record)

Pershing LLC

P.O. Box 2052

Jersey City, NJ 07303

(8.33%) (Owned of Record)

Value Added Fund

Fidelity Investments Institutional Operations Custodian

100 Magellan Way

Covington, KY 41015

(51.06%) (Owned of Record)

JP Morgan/Chase Custodian

The Animal Medical Center

4 New York Plaza

New York, NY 10004

(12.58%)

USB Trust Operations

1555 N. River Center

Milwaukee, WI 53212

(11.44%)

Value Opportunities Fund

Fidelity Investments Institutional Operations Custodian

100 Magellan Way

Covington, KY 41015

(11.80%) (Owned of Record)

Charles Schwab & Co. Inc. Reinvest Account

101 Montgomery Street

San Francisco, CA 94104

(10.16%) (Owned of Record)

Vanguard Fiduciary Trust Company FBO

BASF Employee Savings Plan

P.O. Box 2600

Valley Forge, PA 19482

(8.85%)

Core Fixed Income Fund

Cedars-Sinai Medical Center

8700 Beverly Boulevard

Los Angeles, CA 90048

(18.15%)

Fleet National Bank Trustee

Master Pension Trust of Philadelphia Suburban Corp.

P.O. Box 92800

Rochester, NY 14692

(14.55%)

The Christ Child Society of Washington, D.C.

5101 Wisconsin Avenue, N.W.

Washington, D.C. 20016

(6.95%)

First American Trust Co. TTEE

Richard B. Smith Trust

421 N. Main Street

Santa Ana, CA 92701

(5.07%)

Ferry Family Charitable Foundation

1800 Century Park East

Los Angeles, CA 90067

(5.02%)

High Yield Bond Fund

City of Tallahassee

City Hall

Tallahassee, FL 32301

(13.88%)

National Investor Services FBO Customers

55 Water Street

New York, NY 10041

(12.32%) (Owned of Record)

Charles Schwab & Co. Inc. Reinvest Account

101 Montgomery Street

San Francisco, CA 94104

(8.50%) (Owned of Record)

First Insurance Company of Hawaii

c/o Conning Asset Management Co.

700 Market Street

St. Louis, MO 63101

(7.28%)

Connecticut Medical Insurance Co.

80 Glastonbury Blvd.

Glastonbury, CT 06033

(5.38%)

Money Market Fund

The TCW Group, Inc.

865 S. Figueroa Street

Los Angeles, Ca 90017

(31.60%)

Saxon & Co.

P.O. Box 7780-1888

Philadelphia, PA 19182

(14.66%)

Bost & Co. WBHF 7000352

Mutual Fund Operations

P.O. Box 3198

Pittsburgh, PA 15230

(11.07%)

SG Cowen Securities Omnibus Account

1221 Avenue of the Americas

New York, NY 10020

(6.52%) (Owned of Record)

Short Term Bond Fund

TCW Capital Investment Corporation

865 S. Figueroa Street

Los Angeles, CA 90017

(58.31%)

Doheny Eye Institute

1450 San Pablo Street

Los Angeles, CA 90033

(5.91%)

Total Return Bond Fund

Bost & Co. CWCF 00012002

Mutual Fund Operations

P.O. Box 3198

Pittsburgh, PA 15230

(14.72%)

Mac & Co. FSPF 8631262

Mutual Fund Operations

P.O. Box 3198

Pittsburgh, PA 15230

(11.94%)

Patterson & Co. FBO

Knights of Columbus

1525 West Harris Boulevard

Charlotte, NC 28288

(9.33%)

Charles Schwab & Co. Inc. Reinvest Account

101 Montgomery Street

San Francisco, CA 94104

(9.10%) (Owned of Record)

Mac & Co. GEKF 1000092

Mutual Fund Operations

P.O. Box 3198

Pittsburgh, PA 15230

(6.95%)

Asia Pacific Equities Fund

Northern Trust Co. Custodian

Sobrato Development Co.

P.O. Box 92956

Chicago, IL 60675

(87.93%)

Emerging Markets Equities Fund

Fleet National Bank Custodian

University of Massachusetts

P.O. Box 92800

Rochester, NY 14692

(38.50%)

BNY Western Trust Company Custodian

TCW Profit Sharing Plan

700 S. Flower Street

Los Angeles, CA 90017

(19.24%)

Mellon Bank Cust. FBO Ellison

Charitable Trust

P.O. Box 7476

Incline Village, NV 89452

(5.42%)

Gerald Gibson TTEE Gibson Co.

Profit Sharing Plan

P.O. Box 519

Seagoville, TX 75159

(5.07%)

Emerging Markets Income Fund

Suisse National Accident Insurance

P.O. Box 4358

6002 Lucerne

Switzerland

(22.48%)

City of Tallahassee

City Hall

Tallahassee, FL 32301

(10.70%)

Charles Schwab & Co., Inc. Reinvest Account

101 Montgomery Street

San Francisco, CA 94104

(6.30%) (Owned of Record)

Citizens Banking Co.

36 E. Seminary Street

Norwalk, OH 44857

(6.15%)

University of Pittsburgh

2409 Cathedral of Learning

Pittsburgh, PA 15260

(6.05%)

European Growth Equities Fund

Northern Trust Co. Custodian

Modern Woodmen of America

P.O. Box 92956

Chicago, IL 60675

(88.33%)

Select International Growth Equities Fund

Buck Foundation

666 Camino Aguajito

Monterey, CA 93940

(45.03%)

City of Orlando General

Employee Pension Plan

400 S. Orange Avenue

Orlando, FL 32801

(25.53%)

BNY Western Trust Company Custodian

TCW Profit Sharing Plan

700 S. Flower Street

Los Angeles, CA 90017

(11.38%)

Class N

Aggressive Growth Equities Fund

National Financial Services Corp. FBO Customers

200 Liberty Street

New York, NY 10281

(57.89%) (Owned of Record)

Charles Schwab & Co. Inc. Reinvest Account

101 Montgomery Street

San Francisco, CA 94104

(22.57%) (Owned of Record)

Diversified Value Fund

Merrill Lynch Pierce Fenner &

Smith Inc. FBO Clients

48013 Deer Lake Drive East

Jacksonville, FL 32246

(5.54%) (Owned of Record)

Dividend Focused Fund

Charles Schwab & Co. Inc. Reinvest Account

101 Montgomery Street

San Francisco, CA 94104

(26.93%) (Owned of Record)

Focused Large Cap Value Fund

TCW Capital Investment Corporation

865 S. Figueroa Street

Los Angeles, CA 90017

(58.86%)

Edfred & Ruth Shannon Trust

14081 Summit Drive

Whittier, CA 90602

(39.87%)

Growth Equities Fund

TCW Investment Management Company

865 S. Figueroa Street

Los Angeles, CA 90017

(100%)

Growth Insights Fund

TCW Capital Investment Corporation

865 S. Figueroa Street

Los Angeles, CA 90017

(47.12%)

TCW Profit Sharing & Savings Plan

865 S. Figueroa Street

Los Angeles, CA 90017

(40.66%)

Beatrice B. Trust

c/o Trust Company of the West

865 S. Figueroa Street

Los Angeles, CA 90017

(11.62%)

Large Cap Growth

UBS Financial Services Inc.

FBO Diego Nunez, Jr.

25 Hedgefield Court

Orange, CT 06477

(37.23%)

National Financial Services Corp. FBO Customers

200 Liberty Street

New York, NY 10281

(18.71%) (Owned of Record)

UBS Financial Services Inc.

FBO Arnold Levin & Colleen Levin

17214 NE 126th Place

Redmond, WA 98052

(18.46%)

Large Cap Value Fund

Charles Schwab & Co., Inc. Reinvest Account

101 Montgomery Street

San Francisco, CA 94104

(88.73%) (Owned of Record)

Opportunity Fund

Charles Schwab & Co., Inc. Reinvest Account

101 Montgomery Street

San Francisco, CA 94104

(10.35%) (Owned of Record)

Select Equities Fund

National Financial Services Corp. FBO Customers

200 Liberty Street

New York, NY 10281

(33.32%) (Owned of Record)

Charles Schwab & Co. Inc. Reinvest Account

101 Montgomery Street

San Francisco, CA 94104

(12.16%) (Owned of Record)

Small Cap Growth Fund

Merrill Lynch Pierce Fenner & Smith Inc. FBO Clients

4800 Deer Lake Drive East

Jacksonville, FL 32246

(52.39%) (Owned of Record)

National Financial Services Corp. FBO Customers

200 Liberty Street

New York, NY 10281

(26.29%) (Owned of Record)

Prudential Securities Inc. FBO Clients

1 New York Plaza

New York, NY 10291

(6.60%) (Owned of Record)

Charles Schwab & Co. Inc.

Reinvest Account

101 Montgomery Street

San Francisco, CA 94106

(5.35%) (Owned of Record)

Value Added Fund

TCW Capital Investment Corporation

865 S. Figueroa Street

Los Angeles, CA 90017

(100%)

Value Opportunities Fund

Charles Schwab & Co. Inc. Reinvest Account

101 Montgomery Street

San Francisco, CA 94106

(29.79%) (Owned of Record)

National Financial Services Corp. FBO Customers

200 Liberty Street

New York, NY 10281

(18.49%) (Owned of Record)

New York Life Trust Company

169 Lackawanna Avenue

Parsippany, NJ 07054

(12.06%) (Owned of Record)

Core Fixed Income Fund

TCW Capital Investment Corporation

865 S. Figueroa Street

Los Angeles, CA 90017

(65.21%)

The TCW Group, Inc.

865 S. Figueroa Street

Los Angeles, CA 90017

(31.61%)

High Yield Bond Fund

National Financial Services Corp. FBO Customers

200 Liberty Street

New York, NY 10281

(38.08%) (Owned of Record)

Charles Schwab & Co. Inc. Reinvest Account

101 Montgomery Street

San Francisco, CA 94104

(23.41%) (Owned of Record)

TCW Capital Investment Corporation

865 S. Figueroa Street

Los Angeles, CA 90017

(20.70%)

National Investor Services FBO Customers

55 Water Street

New York, NY 10041

(9.89%) (Owned of Record)

Total Return Bond Fund

Charles Schwab & Co. Inc. Reinvest Account

101 Montgomery Street

San Francisco, CA 94104

(43.50%) (Owned of Record)

National Financial Services Corp. FBO Customers

200 Liberty Street

New York, NY 10281

(22.67%) (Owned of Record)

The TCW Group Inc.

865 S. Figueroa Street

Los Angeles, CA 90017

(5.68%)

Emerging Markets Income Fund

TCW Investment Management Company

865 S. Figueroa Street

Los Angeles, CA 90017

(100%)

Select International Growth Equities Fund

TCW Investment Management Company

865 S. Figueroa Street

Los Angeles, CA 90017

(100%)

Class K (Advisor Class)

Aggressive Growth Equities Fund

TCW Investment Management Company

865. S. Figueroa Street

Los Angeles, CA 90017

(100%)

Large Cap Value Fund

TCW Investment Management Company

865. S. Figueroa Street

Los Angeles, CA 90017

(100%)

Opportunity Fund

ING National Trust

151 Farmington Avenue

Hartford, CT 06156

(87.52%)

TCW Investment Management Company

865. S. Figueroa Street

Los Angeles, CA 90017

(12.48%)

Select Equities Fund

National Financial Services Corp. FBO Customers

200 Liberty Street

New York, NY 10281

(99.67%) (Owned of Record)

Small Cap Growth Fund

TCW Investment Management Company

865. S. Figueroa Street

Los Angeles, CA 90017

(100%)

Value Added Fund

TCW Investment Management Company

865. S. Figueroa Street

Los Angeles, CA 90017

(100%)

Value Opportunities Fund

Hartford Life Insurance Co.

Separate Account

P.O. Box 2999

Hartford, CT 06104

(97.93%) (Owned of Record)

Select International Growth Equities Fund

TCW Investment Management Company

865. S. Figueroa Street

Los Angeles, CA 90017

(100%)

ADMINISTRATION AGREEMENT

Investors Bank & Trust Company (“Administrator”) serves as the administrator of the Corporation pursuant to an Administration Agreement. Under the Administration Agreement, the Administrator will provide certain accounting and administrative services to the Corporation, including: fund accounting; calculation of the daily net asset value of each Fund; monitoring the Corporation’s expense accruals; calculating monthly total return and yield figures; prospectus and statement of additional information compliance monitoring; preparing certain financial statements of the Corporation; and preparing the Corporation’s Form N-SAR. The Administrator receives an accounting and administration fee based on the combined assets of the Corporation, TCW Convertible Securities Fund, Inc. and TCW Premier Funds as follows: 0.07% of the first $3 billion in assets; 0.03% of the next $3 billion in assets; and 0.02% thereafter.

CODE OF ETHICS

The Adviser and Distributor are subject to the Code of Ethics with respect to investment transactions in which the Adviser’s officers, directors and certain other persons have a beneficial interest to avoid any actual or potential conflict or abuse of their fiduciary position. The Code of Ethics permits personnel subject to the Code to invest in securities, including securities that may be held by the Corporation. The Code of Ethics contains several restrictions and procedures designed to eliminate conflicts of interest including: (a) pre-clearance of non-exempt personal investment transactions; (b) quarterly reporting of personal securities transactions including transactions in the Corporation; (c) a prohibition against personally acquiring securities in an initial public offering, entering into uncovered short sales and writing uncovered options; (d) a seven day “black out period” prior or subsequent to a Fund transaction during which portfolio managers are prohibited from making certain transactions in securities which are being purchased or sold by a client of such manager; (e) a prohibition, with respect to certain investment personnel, from profiting in the purchase and sale, or sale and purchase, of the same (or equivalent) securities, including shares of the Corporation, within 60 calendar days; and (f) a prohibition against acquiring any security which is subject to firm wide or, if applicable, a department restriction of the Adviser. The Code of Ethics provides that exemptive relief may be given from certain of its requirements, upon application.

PROXY VOTING GUIDELINES

The following information is a summary of the proxy voting guidelines of the Adviser. The Board of Directors of the Corporation has delegated the Corporation’s proxy voting authority to the Adviser.

Disclosure of Proxy Voting Guidelines

The proxy voting guidelines of the Adviser are available:

1.	By calling 800-FUND-TCW (877-829-4768) to obtain a hard copy; or

2.	By going to the SEC website at http://www.sec.gov.

When the Corporation receives a request for a description of the Adviser’s proxy voting guidelines, it will deliver the description that is disclosed in the Corporation’s Statement of Additional Information. This information will be sent out via first class mail (or other means designed to ensure equally prompt delivery) within three business days of receiving the request.

The Adviser, on behalf of the Corporation, shall prepare and file Form N-PX with the SEC not later than August 31 of each year, which shall include the Corporation’s proxy voting record for the most recent twelve-month period ended June 30 of that year. The Corporation’s proxy voting record for the most recent twelve-month period ended June 30 is available:

1.	By calling 800-FUND-TCW (800-386-3829) to obtain a hard copy; or

2.	By going to the SEC website at http://www.sec.gov.

When the Corporation receives a request for the Corporation’s proxy voting record, it will send the information disclosed in the Corporation’s most recently filed report on Form N-PX via first class mail (or other means designed to ensure equally prompt delivery) within three business days of receiving the request.

The Corporation also discloses its proxy voting record on its website as soon as is reasonably practicable after its report on Form N-PX is filed with the SEC.

TCW INVESTMENT MANAGEMENT COMPANY

SUMMARY OF PROXY VOTING GUIDELINES

Introduction

Certain affiliates of The TCW Group, Inc. (these affiliates are collectively referred to as “TCW”) act as investment advisors for a variety of clients, including mutual funds. In connection with these investment advisory duties, TCW exercises voting responsibilities for its clients through the corporate proxy voting process. TCW believes that the right to vote proxies is a significant asset of its clients’ holdings. In order to provide a basis for making decisions in the voting of proxies for its clients, TCW has established a proxy voting committee (the “Proxy Committee”) and adopted proxy voting guidelines (the “Guidelines”) and procedures. The Proxy Committee meets quarterly (or at such other frequency as determined by the Proxy Committee) to review the Guidelines and other proxy voting issues. The members of the Proxy Committee include TCW personnel from the investment, legal and marketing departments. TCW also uses an outside proxy voting service (the “Outside Service”) to help manage the proxy voting process. The Outside Service facilitates TCW’s voting according to the Guidelines (or, if applicable, according to guidelines submitted by TCW’s clients) and helps maintain TCW’s proxy voting records. Under specified circumstances described below involving potential conflicts of interest, the Outside Service may also be requested to help decide certain proxy votes.

Philosophy

The Guidelines provide a basis for making decisions in the voting of proxies for clients of TCW. When voting proxies, TCW’s utmost concern is that all decisions be made solely in the interests of the client and with the goal of maximizing the value of the client’s investments. With this goal in mind, the Guidelines cover various categories of voting decisions and generally specify whether TCW will vote for or against a particular type of proposal. TCW’s underlying philosophy, however, is that its portfolio managers, who are primarily responsible for evaluating the individual holdings of TCW’s clients, are best able to determine how best to further client interests and goals. The portfolio managers may, in their discretion, take into account the recommendations of TCW management, the Proxy Committee, and the Outside Service.

Guidelines

The Proxy voting decisions set forth below refer to proposals by company management except for the categories of “Shareholder Proposals” and “Social Issue Proposals.” The voting decisions in these latter two categories refer to proposals by outside shareholders.

Governance

•	For director nominees in uncontested elections

•	For management nominees in contested elections

•	For ratifying auditors, except against if the previous auditor was dismissed because of a disagreement with the company or if the non-audit services exceed 51% of fees

•	For changing the company name

•	For approving other business

•	For adjourning the meeting

•	For technical amendments to the charter and/or bylaws

•	For approving financial statements

Capital Structure

•	For increasing authorized common stock

•	For decreasing authorized common stock

•	For amending authorized common stock

•	For the issuance of common stock, except against if the issued common stock has superior voting rights

•	For approving the issuance or exercise of stock warrants

•	For authorizing preferred stock, except against if the board has unlimited rights to set the terms and conditions of the shares

•	For increasing authorized preferred stock, except against if the board has unlimited rights to set the terms and conditions of the shares

•	For decreasing authorized preferred stock

•	For canceling a class or series of preferred stock

•	For amending preferred stock

•	For issuing or converting preferred stock, except against if the shares have voting rights superior to those of other shareholders

•	For eliminating preemptive rights

•	For creating or restoring preemptive rights

•	Against authorizing dual or multiple classes of common stock

•	For eliminating authorized dual or multiple classes of common stock

•	For amending authorized dual or multiple classes of common stock

•	For increasing authorized shares of one or more classes of dual or multiple classes of common stock, except against if it will allow the company to issue additional shares with superior voting rights

•	For a stock repurchase program

•	For a stock split

•	For a reverse stock split, except against if the company does not intend to proportionally reduce the number of authorized shares

Mergers and Restructuring

•	For merging with or acquiring another company

•	For recapitalization

•	For restructuring the company

•	For bankruptcy restructurings

•	For liquidations

•	For reincorporating in a different state

•	For a leveraged buyout of the company

•	For spinning off certain company operations or divisions

•	For the sale of assets

•	Against eliminating cumulative voting

•	For adopting cumulative voting

Board of Directors

•	For limiting the liability of directors

•	For amending director liability provisions

•	Against indemnifying directors and officers

•	Against amending provisions concerning the indemnification of directors and officers

•	For setting the board size

•	For allowing the directors to fill vacancies on the board without shareholder approval

•	Against giving the board the authority to set the size of the board as needed without shareholder approval

•	For a proposal regarding the removal of directors, except against if the proposal limits the removal of directors to cases where there is legal cause

•	For non-technical amendments to the company’s certificate of incorporation, except against if an amendment would have the effect of reducing shareholders’ rights

•	For non-technical amendments to the company’s by laws, except against if an amendment would have the effect of reducing shareholders’ rights

Anti-Takeover Provisions

•	Against a classified board

•	Against amending a classified board

•	For repealing a classified board

•	Against ratifying or adopting a shareholder rights plan (poison pill)

•	Against redeeming a shareholder rights plan (poison pill)

•	Against eliminating shareholders’ right to call a special meeting

•	Against limiting shareholders’ right to call a special meeting

•	For restoring shareholders’ right to call a special meeting

•	Against eliminating shareholders’ right to act by written consent

•	Against limiting shareholders’ right to act by written consent

•	For restoring shareholders’ right to act by written consent

•	Against establishing a supermajority vote provision to approve a merger or other business combination

•	For amending a supermajority vote provision to approve a merger or other business combination, except against if the amendment would increase the vote required to approve the transaction

•	For eliminating a supermajority vote provision to approve a merger or other business combination

•	Against adopting supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions

•	Against amending supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions

•	For eliminating supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions

•	Against expanding or clarifying the authority of the board of directors to consider factors other than the interests of shareholders in assessing a takeover bid

•	Against establishing a fair price provision

•	Against amending a fair price provision

•	For repealing a fair price provision

•	For limiting the payment of greenmail

•	Against adopting advance notice requirements

•	For opting out of a state takeover statutory provision

•	Against opt into a state takeover statutory provision

Compensation

•	For adopting a stock incentive plan for employees, except decide on a case-by-case basis if the plan dilution is more than 15% of outstanding common stock or if the potential dilution from all company plans, including the one proposed, is more than 20% of outstanding common stock

•	For amending a stock incentive plan for employees, except decide on a case-by-case basis if the minimum potential dilution from all company plans, including the one proposed, is more than 20% of outstanding common stock

•	For adding shares to a stock incentive plan for employees, except decide on a case-by-case basis if the plan dilution is more than 15% of outstanding common stock or if the potential dilution from all company plans, including the one proposed, is more than 20% of outstanding common stock

•	For limiting per-employee option awards

•	For extending the term of a stock incentive plan for employees

•	For adopting a stock incentive plan for non-employee directors, except decide on a case-by-case basis if the plan dilution is more than 5% of outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of outstanding common equity

•	For amending a stock incentive plan for non-employee directors, except decide on a case-by-case basis if the minimum potential dilution from all plans, including the one proposed, is more than 10% of outstanding common equity

•	For adding shares to a stock incentive plan for non-employee directors, except decide on a case-by-case basis if the plan dilution is more than 5% of outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity

•	For adopting an employee stock purchase plan, except against if the proposed plan allows employees to purchase stock at prices of less than 75% of the stock’s fair market value

•	For amending an employee stock purchase plan, except against if the proposal allows employees to purchase stock at prices of less than 75% of the stock’s fair market value

•	For adding shares to an employee stock purchase plan, except against if the proposed plan allows employees to purchase stock at prices of less than 75% of the stock’s fair market value

•	For adopting a stock award plan, except decide on a case-by-case basis if the plan dilution is more than 5% of the outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity

•	For amending a stock award plan, except against if the amendment shortens the vesting requirements or lessens the performance requirements

•	For adding shares to a stock award plan, except decide on a case-by-case basis if the plan dilution is more than 5% of the outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity

•	For adopting a stock award plan for non-employee directors, except decide on a case-by-case basis if the plan dilution is more than 5% of the outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity

•	For amending a stock award plan for non-employee directors, except decide on a case-by-case basis if the minimum potential dilution from all plans is more than 10% of the outstanding common equity.

•	For adding shares to a stock award plan for non-employee directors, except decide on a case-by-case basis if the plan dilution is more than 5% of the outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity

•	For approving an annual bonus plan

•	For adopting a savings plan

•	For granting a one-time stock option or stock award, except decide on a case-by-case basis if the plan dilution is more than 15% of the outstanding common equity

•	For adopting a deferred compensation plan

•	For approving a long-term bonus plan

•	For approving an employment agreement or contract

•	For amending a deferred compensation plan

•	For exchanging underwater options (options with a per-share exercise price that exceeds the underlying stock’s current market price)

•	For amending an annual bonus plan

•	For reapproving a stock option plan or bonus plan for purposes of OBRA

•	For amending a long-term bonus plan

Shareholder Proposals

•	For requiring shareholder ratification of auditors

•	Against requiring the auditors to attend the annual meeting

•	Against limiting consulting by auditors

•	Against requiring the rotation of auditors

•	Against restoring preemptive rights

•	For asking the company to study sales, spin-offs, or other strategic alternatives

•	For asking the board to adopt confidential voting and independent tabulation of the proxy ballots

•	Against asking the company to refrain from counting abstentions and broker non-votes in vote tabulations

•	Against eliminating the company’s discretion to vote unmarked proxy ballots.

•	For providing equal access to the proxy materials for shareholders

•	Against requiring the improvement of annual meeting reports

•	Against changing the annual meeting location

•	Against changing the annual meeting date

•	Against asking the board to include more women and minorities as directors.

•	Against seeking to increase board independence

•	Against limiting the period of time a director can serve by establishing a retirement or tenure policy

•	Against requiring minimum stock ownership by directors

•	Against providing for union or employee representatives on the board of directors

•	For increasing disclosure regarding the board’s role in the development and monitoring of the company’s long-term strategic plan

•	For increasing the independence of the nominating committee

•	For creating a nominating committee of the board

•	Against urging the creation of a shareholder committee

•	Against asking that the chairman of the board of directors be chosen from among the ranks of the non-employee directors

•	Against asking that a lead director be chosen from among the ranks of the non-employee directors

•	For adopting cumulative voting

•	Against requiring directors to place a statement of candidacy in the proxy statement

•	Against requiring the nomination of two director candidates for each open board seat

•	Against making directors liable for acts or omissions that constitute a breach of fiduciary care resulting from a director’s gross negligence and/or reckless or willful neglect

•	For repealing a classified board

•	Against asking the board to redeem or to allow shareholders to vote on a poison pill shareholder rights plan

•	For eliminating supermajority provisions

•	For reducing supermajority provisions

•	Against repealing fair price provisions

•	For restoring shareholders’ right to call a special meeting

•	For restoring shareholders’ right to act by written consent

•	For limiting the board’s discretion to issue targeted share placements or requiring shareholder approval before such block placements can be made

•	For seeking to force the company to opt out of a state takeover statutory provision

•	Against reincorporating the company in another state

•	For limiting greenmail payments

•	Against restricting executive compensation

•	For enhance the disclosure of executive compensation

•	Against restricting director compensation

•	Against capping executive pay

•	Against calling for directors to be paid with company stock

•	Against calling for shareholder votes on executive pay

•	Against calling for the termination of director retirement plans

•	Against asking management to review, report on, and/or link executive compensation to non-financial criteria, particularly social criteria

•	Against seeking shareholder approval to reprice or replace underwater stock options

•	For banning or calling for a shareholder vote on future golden parachutes

•	Against seeking to award performance-based stock options

•	Against establishing a policy of expensing the costs of all future stock options issued by the company in the company’s annual income statement

•	Against requesting that future executive compensation be determined without regard to any pension fund income

•	For creating a compensation committee

•	Against requiring that the compensation committee hire its own independent compensation consultants-separate from the compensation consultants working with corporate management-to assist with executive compensation issues

•	For increasing the independence of the compensation committee

•	For increasing the independence of the audit committee

•	For increasing the independence of key committees

Social Issue Proposals

•	For asking the company to develop or report on human rights policies

•	For asking the company to review its operations’ impact on local groups, except against if the proposal calls for action beyond reporting

•	Against asking the company to limit or end operations in Burma

•	For asking management to review operations in Burma

•	For asking management to certify that company operations are free of forced labor

•	Against asking management to implement and/or increase activity on each of the principles of the U.S. Business Principles for Human Rights of Workers in China.

•	Against asking management to develop social, economic, and ethical criteria that the company could use to determine the acceptability of military contracts and to govern the execution of the contracts

•	Against asking management to create a plan of converting the company’s facilities that are dependent on defense contracts toward production for commercial markets

•	Against asking management to report on the company’s government contracts for the development of ballistic missile defense technologies and related space systems

•	Against asking management to report on the company’s foreign military sales or foreign offset activities

•	Against asking management to limit or end nuclear weapons production

•	Against asking management to review nuclear weapons production

•	Against asking the company to establish shareholder-designated contribution programs

•	Against asking the company to limit or end charitable giving

•	For asking the company to increase disclosure of political spending and activities

•	Against asking the company to limit or end political spending

•	For requesting disclosure of company executives’ prior government service

•	Against requesting affirmation of political nonpartisanship

•	For asking management to report on or change tobacco product marketing practices, except against if the proposal calls for action beyond reporting

•	Against severing links with the tobacco industry

•	Against asking the company to review or reduce tobacco harm to health

•	For asking management to review or promote animal welfare, except against if the proposal calls for action beyond reporting

•	For asking the company to report or take action on pharmaceutical drug pricing or distribution, except against if the proposal asks for more than a report

•	Against asking the company to take action on embryo or fetal destruction

•	For asking the company to review or report on nuclear facilities or nuclear waste, except against if the proposal asks for cessation of nuclear-related activities or other action beyond reporting

•	For asking the company to review its reliance on nuclear and fossil fuels, its development or use of solar and wind power, or its energy efficiency, except vote against if the proposal asks for more than a report.

•	Against asking management to endorse the Ceres principles

•	For asking the company to control generation of pollutants, except against if the proposal asks for action beyond reporting or if the company reports its omissions and plans to limit their future growth or if the company reports its omissions and plans to reduce them from established levels

•	For asking the company to report on its environmental impact or plans, except against if management has issued a written statement beyond the legal minimum

•	For asking management to report or take action on climate change, except against if management acknowledges a global warming threat and has issued company policy or if management has issued a statement and committed to targets and timetables or if the company is not a major emitter of greenhouse gases

•	For asking management to report on, label, or restrict sales of bioengineered products, except against if the proposal asks for action beyond reporting or calls for a moratorium on sales of bioengineered products

•	Against asking the company to preserve natural habitat

•	Against asking the company to review its developing country debt and lending criteria and to report to shareholders on its findings

•	Against requesting the company to assess the environmental, public health, human rights, labor rights, or other socioeconomic impacts of its credit decisions

•	For requesting reports and/or reviews of plans and/or policies on fair lending practices, except against if the proposal calls for action beyond reporting

•	Against asking the company to establish committees to consider issues related to facilities closure and relocation of work

•	For asking management to report on the company’s affirmative action policies and programs, including releasing its EEO-1 forms and providing statistical data on specific positions within the company, except against if the company releases its EEO-1 reports

•	Against asking management to drop sexual orientation from EEO policy

•	Against asking management to adopt a sexual orientation non-discrimination policy

•	For asking management to report on or review Mexican operations

•	Against asking management to adopt standards for Mexican operations

•	Against asking management to review or implement the MacBride principles

•	Against asking the company to encourage its contractors and franchisees to implement the MacBride principles

•	For asking management to report on or review its global labor practices or those of its contractors, except against if the company already reports publicly using a recognized standard or if the resolution asks for more than a report

•	Against asking management to adopt, implement, or enforce a global workplace code of conduct based on the International Labor Organization’s core labor conventions

•	For requesting reports on sustainability, except against if the company has already issued a report in GRI format

Conflict Resolution

Individual portfolio managers, in the exercise of their best judgment and discretion, may from time to time override the Guidelines and vote proxies in a manner that they believe will enhance the economic value of clients’ assets, keeping in mind the best interests of the beneficial owners. A portfolio manager choosing to override the Guidelines must deliver a written rationale for each such decision to TCW’s Proxy Specialist (the “Proxy Specialist”), who will maintain such documentation in TCW’s proxy voting records and deliver a quarterly report to the Proxy Committee of all votes cast other than in accordance with the Guidelines. If the Proxy Specialist believes there is a question regarding a portfolio manager’s vote, she will obtain the approval of TCW’s Director of Research (the “Director of Research”) for the vote before submitting it. The Director of Research will review the portfolio manager’s vote and make a determination. If the Director of Research believes it appropriate, she may elect to convene the Proxy Committee.

It is unlikely that serious conflicts of interest will arise in the context of TCW’s proxy voting, because TCW does not engage in investment banking or the managing or advising of public companies. In the event a potential conflict of interest arises in the context of voting proxies for TCW’s clients, the primary means by which TCW will avoid a conflict is by casting such votes solely in the interests of its clients and in the interests of maximizing the value of their portfolio holdings. In this regard, if a potential conflict of interest arises, but the proxy vote to be decided is predetermined hereunder to be cast either in favor or against, then TCW will vote accordingly. On the other hand, if a potential conflict of interest arises and either there is no predetermined vote or such vote is to be decided on a case-by-case basis, then TCW will undertake the following analysis.

First, if a potential conflict of interest is identified because the issuer soliciting proxy votes is itself a client of TCW’s (or because an affiliate of such issuer, such as a pension or profit sharing plan sponsored by such issuer, is a client of TCW’s), then the Proxy Committee will determine whether such relationship is material to TCW. In making this determination, a conflict of interest will usually not be deemed to be material unless the assets managed for that client by TCW exceed, in the aggregate, 0.25% (25 basis points) or more of TCW’s total assets under management. If such a material conflict is deemed to have arisen, then TCW will refrain completely from exercising its discretion with respect to voting the proxy with respect to such vote and will, instead, refer that vote to an outside service for its independent consideration as to how the vote should be cast. Second, a potential conflict of interest may arise because an employee of TCW sits on the Board of a public company. The Proxy Specialist is on the distribution list for an internal chart that shows any Board seats in public companies held by TCW personnel. If there is a vote regarding such a company, and the portfolio manager wants to vote other than in accordance with the Guidelines, the Proxy Specialist will confirm that the portfolio manager has not spoken with the particular Board member and will provide the Proxy Committee with the facts and vote rationale so that it can vote the securities. The vote by the Proxy Committee will be documented.

Finally, if a portfolio manager conflict is identified with respect to a given proxy vote, the Proxy Committee will remove such vote from the conflicted portfolio manager and, as a group, the Proxy Committee will consider and cast the vote.

Proxy Voting Information and Recordkeeping

Upon request, TCW provides proxy voting records to its clients. These records state how votes were cast on behalf of client accounts, whether a particular matter was proposed by the company or a shareholder, and whether or not TCW voted in line with management recommendations. TCW is prepared to explain to clients the rationale for votes cast on behalf of client accounts. To obtain proxy voting records, a client should contact the Proxy Specialist.

TCW or the Outside Service will keep records of the following items: (i) these Proxy Voting Guidelines and any other proxy voting procedures; (ii) proxy statements received regarding client securities (unless such statements are available on the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system); (iii) records of votes cast on behalf of clients (if maintained by the Outside Service, the Outside Service will provide copies of those records promptly upon request); (iv) records of written requests for proxy voting information and TCW’s response (whether a client’s request was oral or in writing); and (v) any documents prepared by TCW that were material to making a decision how to vote, or that memorialized the basis for the decision. Additionally, TCW or the Outside Service will maintain any documentation related to an identified material conflict of interest.

TCW or the Outside Service will maintain these records in an easily accessible place for at least five years from the end of the fiscal year during which the last entry was made on such record. For the first two years, TCW or the Outside Service will store such records at its principal office.

International Proxy Voting

While TCW utilizes the Guidelines for both their international and domestic portfolios and clients, there are some significant differences between voting U.S. company proxies and voting non-U.S. company proxies. For U.S. companies, it is relatively easy to vote proxies, as the proxies are automatically received and may be voted by mail or electronically. In most cases, the officers of a U.S. company soliciting a proxy act as proxies for the company’s shareholders.

For proxies of non-U.S. companies, however, it is typically both difficult and costly to vote proxies. The major difficulties and costs may include: (i) appointing a proxy; (ii) knowing when a meeting is taking place; (iii) obtaining relevant information about proxies, voting procedures for foreign shareholders, and restrictions on trading securities that are subject to proxy votes; (iv) arranging for a proxy to vote; and (v) evaluating the cost of voting. Also, proxy votes against management rarely succeed. Furthermore, the operational hurdles to voting proxies vary by country. As a result, TCW considers international proxy voting on a case-by-case basis. However, when TCW believes that an issue to be voted is likely to affect the economic value of the portfolio securities, that its vote may influence the ultimate outcome of the contest, and that the benefits of voting the proxy exceed the expected costs, TCW will make every reasonable effort to vote such proxies. In addition, TCW attempts to implement, to the extent appropriate, uniform voting procedures across countries.

DETERMINATION OF NET ASSET VALUE

As discussed in the Prospectus, the Corporation will not calculate the net asset value of the Funds on certain holidays, weekends and when there is no activity in a Fund’s shares. On those days, securities held by a Fund may nevertheless be actively traded, and the value of the Fund’s shares could be significantly affected.

A Fund determines its net asset value per share by subtracting its liabilities (including accrued expenses and dividends payable) from its total assets (the market value of the securities the Fund holds plus cash and other assets, including income accrued but not yet received) and dividing the result by the total number of shares outstanding.

HOW TO BUY AND REDEEM SHARES

Shares in a Fund may be purchased and redeemed in the manner described in the Prospectus and in this Statement of Additional Information.

Use of Sub-Transfer Agency Accounting or Administrative Services

Certain financial intermediaries have contracted with the Distributor to perform certain sub-transfer agent accounting or administrative services for certain clients or retirement plan investors who have invested in the Corporation. In consideration of the provision of these sub-transfer agency accounting or administrative services, the financial intermediaries will receive sub-transfer agency accounting or administrative fees.

Purchases Through Broker-Dealers and Financial Organizations

Shares of the Funds may be purchased and redeemed through certain broker-dealers and financial organizations and their authorized intermediaries. If purchases and redemption’s of a Fund’s shares are arranged and settlement is made at an investor’s election through a registered broker-dealer, other than the Distributor, the broker-dealer may in its discretion, charge a fee for that service.

Computation of Public Offering Prices

The Funds offer their shares to the public on a continuous basis. The public offering price per share of each Fund is equal to its net asset value per share next computed after receipt of a purchase order. See “Determination of Net Asset Value” above.

Distributions in Kind

If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of a Fund to make a redemption payment wholly in cash, the Fund may pay, in accordance with SEC rules, any portion of a redemption in excess of the lesser of $250,000 or 1% of the Fund’s net assets by distribution in kind of portfolio securities in lieu of cash. Shareholders receiving distributions in kind may incur brokerage commissions or other costs when subsequently disposing of shares of those securities.

HOW TO EXCHANGE SHARES

A shareholder may exchange all or part of its shares of one Fund for shares of another Fund (subject to receipt of any required state securities law clearances with respect to certain Funds in the shareholder’s state of residence). An exchange of shares is treated for federal income tax purposes as a redemption (sale) of shares given in exchange by the shareholder, and an exchanging shareholder may, therefore, realize a taxable gain or loss in connection with the exchange. See “Distributions and Taxes” below.

The exchange privilege enables a shareholder to acquire shares in a Fund with different investment objectives or policies when the shareholder believes that a shift between Funds is an appropriate investment decision. Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value and the proceeds are immediately invested, at a price as described above, in shares of the Fund being acquired. The Corporation reserves the right to reject any exchange request.

As described in the Prospectus, the exchange privilege may be terminated or revised by the Corporation.

PURCHASES-IN-KIND

The Funds may, at the sole discretion of the Adviser, accept securities in exchange for shares of a Fund. Securities which may be accepted in exchange for shares of any Fund must: (1) meet the investment objectives and policies of the Fund; (2) be acquired for investment and not for resale; (3) be liquid securities which are not restricted as to transfer either by law or liquidity of market (determined by reference to liquidity policies established by the Board of Directors); and (4) have a value which is readily ascertainable as evidenced by, for example, a listing on a recognized stock exchange.

DISTRIBUTIONS AND TAXES

Each of the Funds intends to qualify as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). A Fund that is a regulated investment company and distributes to its shareholders at least 90% of its taxable net investment income (including, for this purpose, its net realized short-term capital gains) and 90% of its tax-exempt interest income (reduced by certain expenses), will not be liable for federal income taxes to the extent its taxable net investment income and its net realized long-term and short-term capital gains, if any, are distributed to its shareholders. However, a Fund will be taxed on that portion of taxable net investment income and long-term and short-term capital gains that it retains. Furthermore, a Fund will be subject to United States corporate income tax (and possibly state or local income or franchise tax) with respect to such distributed amounts in any year that it fails to qualify as a regulated investment company or fails to meet the 90% distribution requirement.

To qualify as a regulated investment company, in addition to the 90% distribution requirement described above, a Fund must: (a) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business in investing in such stock, securities or currencies, and (b) diversify its holdings so that at the end of each fiscal quarter, (i) at least 50% of the value of the Fund’s assets is represented by cash items, U.S. Government Securities and other securities, limited in respect of any one issuer, to an amount not greater than 5% of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government Securities) or in the securities of two or more issuers (other than U.S. Government Securities) which the Fund controls (i.e., holds at least 20% of the combined voting power) and which are engaged in the same or similar trades or businesses or related trades or businesses.

If a Fund invests in foreign currency or forward foreign exchange contracts, gains from such foreign currency and forward foreign exchange contracts relating to investments in stocks, securities or foreign currencies are considered to be qualifying income for purposes of the 90% gross income test described in clause (a) above, provided such gains are directly related to the Fund’s principal business of investing in stock or securities. It is currently unclear, however, who will be treated as the issuer of certain foreign currency instruments or how foreign currency contracts will be valued for purposes of the asset diversification requirements applicable to the Fund described in clause (c) above. Until such time as these uncertainties are resolved, each Fund will utilize the more conservative, or limited, definition or approach with respect to determining permissible investments in its portfolio.

Investments in foreign currencies, forward contracts, options, futures contracts and options thereon may subject a Fund to special provisions of the Internal Revenue Code that may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), may accelerate recognition of income to a Fund, and may defer Fund losses. These rules also (a) could require a Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they had been closed out in a fully taxable transaction) and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. Under the recently enacted tax law, certain hedging activities may cause a dividend that would otherwise be subject to the lower tax rate applicable to a “qualifying dividend” to instead be taxed at the tax rate applicable to ordinary income.

As a general rule, a Fund’s gain or loss on a sale or exchange of an investment will be a long-term capital gain or loss if the Fund has held the investment for more than one year and will be a short-term capital gain or loss if it has held the investment for one year or less. Furthermore, as a general rule, a shareholder’s gain or loss on a sale or redemption of Fund shares will be a long-term capital gain or loss if the shareholder has held his or her Fund shares for more than one year and will be a short-term capital gain or loss if he or she has held his or her Fund shares for one year or less. For federal, state and local income tax purposes, an exchange by a shareholder of shares in one Fund or securities for shares in a Fund will be treated as a taxable sale for a purchase price equal to the fair market value of the shares received.

Any loss realized on the disposition by a shareholder of its shares in a Fund will be disallowed to the extent the shares disposed of are replaced with other Fund shares, including replacement through the reinvesting of dividends and capital gains distributions in the Fund, within a period (of 61 days) beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Fund share held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends (as defined below) received by the shareholder with respect to such share.

Any realized gains will be distributed as described in the Prospectus. See “Distributions and Taxes” in the Prospectus. Such distributions (“capital gain dividends”), if any, will be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held Fund shares, and will be designated as capital gain dividends in a written notice mailed to the shareholder after the close of the Fund’s prior taxable year. Recently enacted tax legislation generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains from sales on or after May 6, 2003 and from certain qualifying dividends on corporate stock. These rate reductions do not apply to corporate taxpayers. The following are guidelines for how certain distributions by the Funds are generally taxed to individual taxpayers:

•	Distributions of earnings from qualifying dividends and qualifying long-term capital gains will be taxed at a maximum rate of 15%.

•	Note that distributions of earnings from dividends paid by certain “qualified foreign corporations” can also qualify for the lower tax rates on qualifying dividends.

•	A shareholder will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate.

•	Distributions of earnings from non-qualifying dividend interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

•	Distributions of long-term gains from sales by the Funds before May 6, 2003 will be taxed at the maximum rate of 20%.

A Fund may be subject to taxes in foreign countries in which each invests. If such a Fund invests in an entity which is classified as a “passive foreign investment company” (“PFIC”) for U.S. tax purposes, the application of certain technical tax provisions applying to such companies could result in the imposition of federal income tax with respect to such investments at the Fund level which could not be eliminated by distributions to the shareholders of the Fund. It is not anticipated that any taxes at the Fund level with respect to investments in PFICs will be significant. Note that distributions from a PFIC are not eligible for the reduced rate of tax on “qualifying dividends.”

In computing its net taxable (and distributable) income and/or gains, a Fund may choose to take a dividend paid deduction for a portion of the proceeds paid to redeeming shareholders. This method (sometimes referred to as “equalization”) would permit the Fund to avoid distributing to continuing shareholders taxable dividends representing earnings included in the net asset value of shares redeemed. Using this method will not affect the Fund’s total return. Since there are some unresolved technical tax issues relating to use of equalization by a Fund, there can be no assurance that the Internal Revenue Service will agree with the Fund’s methodology and/or calculations which could possibly result in the imposition of tax, interest or penalties on the Fund.

Under the Internal Revenue Code, a nondeductible excise tax of 4% is imposed on a Fund to the extent the Fund does not distribute by the end of any calendar year at least 98% of its ordinary income for that calendar year and at least 98% of the net amount of its capital gains (both long-term and short-term) for the one-year period ending on October 31 of such calendar year (or December 31 if the Fund so elects), plus any undistributed amounts of taxable income for prior years. For this purpose, however, any income or gain retained by the Fund that is subject to corporate income tax will be considered to have been distributed by year-end. Each Fund intends to meet these distribution requirements to avoid the excise tax liability.

Dividends generally are taxable to shareholders at the time they are paid. However, dividends declared in October, November and December and made to shareholders of record in such a month are treated as paid and are taxable as of December 31, provided that the Fund pays the dividend during January of the following year.

If a shareholder fails to furnish a correct taxpayer identification number, fails to report fully dividend or interest income, or fails to certify that it has provided a correct taxpayer identification number and that it is not subject to “backup withholding,” then the shareholder may be subject to a 28% “backup withholding” tax with respect to: (a) taxable dividends and distributions, and, (b) the proceeds of any redemptions of Fund shares. An individual’s taxpayer identification number is his social security number. The 28% “backup withholding” tax is not an additional tax and may be credited against a taxpayer’s regular federal income tax liability.

Dividends to shareholders who are non-resident aliens may be subject to a 30% United States withholding tax under provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Non-resident shareholders should consult their own tax advisers. Note that the 15% rate of tax applicable to certain dividends (discussed above) does not apply to dividends paid to foreign shareholders.

The foregoing is a general and abbreviated summary of the applicable provisions of the Internal Revenue Code and Treasury Regulations presently in effect. For the complete provisions, reference should be made to the pertinent Internal Revenue Code sections and the Treasury Regulations promulgated thereunder. The Internal Revenue Code and these Regulations are subject to change by legislative or administrative action.

Each shareholder will receive annual information from its Fund regarding the tax status of Fund distributions. Shareholders are urged to consult their attorneys or tax advisers with respect to the applicability of federal, state, local, estate and gift taxes and non-U.S. taxes to their investment in a Fund.

INVESTMENT RESULTS

From time to time, the Corporation may quote the performance of a Fund in terms of yield, actual distributions, total return or capital appreciation in reports or other communications to shareholders or in other published material.

Each Fund’s total return may be calculated on an “average annual total return” basis, and may also be calculated on an “aggregate total return” basis, for various periods. Average annual total return reflects the average annual percentage change in the value of an investment in a Fund over the particular measuring period. Aggregate total return reflects the cumulative percentage change in value over the measuring period. Average annual total return figures provided for the Funds will be computed according to a formula prescribed by the SEC. The formula for an average annual total return can be expressed as follows:

P(1+T)n=ERV

Where:

P	=	hypothetical initial payment of $1,000

T	=	average annual total return

n	=	number of years

ERV	Ending Redeemable Value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year (or other) periods or the life of the Fund

The formula for calculating aggregate total return can be expressed as follows:

Aggregate Total Return	[ ( ERV ) - 1 ]
P

The calculation of average annual total return and aggregate total return assumes reinvestment of all income dividends and capital gain distributions on the reinvestment dates during the period and includes all recurring fees charged to all shareholder accounts.

The ERV assumes complete redemption of the hypothetical investment at the end of the measuring period and reflects deduction of all nonrecurring charges at the end of the measuring period covered by the computation. A Fund’s net investment income changes in response to fluctuations in interest rates and the expenses of the Fund.

In addition, the Corporation may quote its after tax total return.

After-Tax Pre Liquidation Calculations

•	To calculate Total Return

TR	=	{EMV} - 1
{BMV}

•	To calculate the Ending Market Value

EMV	=	{BMV + S RS} * ENAV
{BNAV }

BMV	=	$1,000
BS	=	BMV
		BNAV

•	To calculate Reinvested Shares

RS1	PTDD
EXNAV (or RP)

PTDD	=	S All TTDD

TTDD (BS * TTDPS) * (1 - Tax Rate)
Repeat this calculation for the following applicable tax types: OI, ST, MT, LT, ROC, Non Tax.

For OI tax type, apply the following calculation to include Benefit of FTC

(BS*OIDPS) -[(((BS*OIDPS) + (BS*FTC per share))* (OI Tax Rate) - (BS* FTC per share)]

*Apply the applicable tax rate in the year that the distribution event occurred.

Where:

TR	=	total return

EMV	=	ending market value

BMV	=	beginning market value

BNAV	=	beginning NAV

ENAV	=	ending NAV

RS	=	reinvested shares

RSn	=	reinvested shares per event

BS	=	beginning shares

DPS	=	distribution per share

DD	=	distribution dollars

EXNAV	=	ex date NAV

RP	=	reinvest price

PTDD	=	post tax distribution

TTDD	=	tax type distribution dollars

TTDPS	=	Tax type distribution per share

n	=	length of time in years

ST	=	short term

MT	=	mid term

LT	=	long term

ROC	=	return on capital

OI	=	ordinary income

FTC	=	foreign tax credit

After-Tax Post Liquidation Calculations

The Post Liquidation Calculation is essentially the After-Tax Pre Liquidation Calculation that reflects the additional tax liability of the shareholder selling all of their shares at the end of the performance period. After-Tax Liquidation Returns reflect the impact of capital gains or losses associated with redemption of the shares.

A Fund’s performance will vary from time to time depending upon market conditions, the composition of its portfolio and its operating expenses. Consequently, any given performance quotation should not be considered representative of the Fund’s performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in a Fund with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

Comparative performance information may be used from time to time in publishing information about the Corporation’s shares, including data from Lipper Analytical Services, Inc., CDA Technologies, Inc., or similar independent services which monitor the performance of mutual funds or with other appropriate indexes of investment securities. The performance information may also include evaluations of the Funds published by nationally recognized ranking services and by financial publications that are nationally recognized, such as Business Week, Forbes, Fortune, Institutional Investor, Money and The Wall Street Journal.

ORGANIZATION, SHARES AND VOTING RIGHTS

The Corporation was incorporated as a Maryland corporation on September 15, 1992 and is registered with the Securities and Exchange Commission as an open-end, management investment company. The Corporation has acknowledged that the name “TCW” is owned by The TCW Group, Inc. (“TCW”), the parent of the Adviser. The Corporation has agreed to change its name and the name of the Funds at the request of TCW if any advisory agreement into which TCW or any of its affiliates and the Corporation may enter is terminated.

The Funds offer three classes of shares: Class I shares, Class N shares and Class K (or Advisor Class shares). The Class I shares are offered at the current net asset value. The Class N shares are also offered at the current net asset value, but will be subject to distribution or service fees imposed under the Distribution Plan. Shares of each class of a Fund represents an equal proportionate share in the assets, liabilities, income and expenses of that Fund and, generally, have identical voting, dividend, liquidation, and other rights, other than the payment of distribution fees imposed under the Distribution Plan. The Advisor Class shares are offered at current net asset value but are also subject to distribution or service fees imposed under the Distribution Plan and an administrative fee. All shares issued will be fully paid and nonassessable and will have no preemptive or conversion rights. Each share has one vote and fractional shares have fractional votes. As a Maryland corporation, the Corporation is not required to hold an annual shareholder meeting in any year in which the selection of directors is not required to be acted on under the 1940 Act. Shareholder approval will be sought only for certain changes in the operation of the Funds and for the election of directors under certain circumstances. Directors may be removed by a majority of all votes entitled to be cast by shareholders at a meeting. A special meeting of the shareholders will be called to elect or remove directors if requested by the holders of ten percent of the Corporation’s outstanding shares. All shareholders of the Funds will vote together with all other shareholders of the Funds and with all shareholders of all other funds that the Corporation may form in the future on all matters affecting the Corporation, including the election or removal of directors. For matters where the interests of separate Funds or classes of a Fund are not identical, the matter will be voted on separately by each affected Fund or class.

For matters affecting only one Fund or class of a Fund, only the shareholders of that Fund or class will be entitled to vote thereon. Voting is not cumulative. Upon request in writing by ten or more shareholders who have been shareholders of record for at least six months and hold at least the lesser of shares having a net asset value of $25,000 or one percent of all outstanding shares, the Corporation will provide the requesting shareholders either access to the names and addresses of all shareholders of record or information as to the approximate number of shareholders of record and the approximate cost of mailing any proposed communication to them. If the Corporation elects the latter procedure, and the requesting shareholders tender material for mailing together with the reasonable expenses of the mailing, the Corporation will either mail the material as requested or submit the material to the Securities and Exchange Commission for a determination that the mailing of the material would be inappropriate.

TRANSFER AGENT AND CUSTODIANS

PFPC Inc., 400 Bellevue Parkway, Wilmington, DE 19809, serves as transfer agent for the Company. Investors Bank & Trust Company, 200 Clarendon Street, Boston, Massachusetts 02117, serves as custodian for the Corporation. Chase Manhattan Bank, 4 New York Plaza, New York, New York 10004; Morgan Guaranty Trust Company, 60 Wall Street, New York, New York 10260; and The Bank of New York, 101 Barclay Street, New York, New York 10286 act as limited custodians under the terms of certain repurchase and futures agreements.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP, Two California Plaza, 350 South Grand Avenue, Los Angeles, California 90071-3462

LEGAL COUNSEL

Dechert LLP, 1775 Eye Street, N.W., Washington, D.C. 20006-2401

FINANCIAL STATEMENTS

The audited financial statements for the period ended October 31, 2003, including the financial highlights and the reports of the independent registered public accounting firm on those financial statements and highlights, appearing in the Corporation’s Annual Report to shareholders and the unaudited financial statements for the period ended April 30, 2004 are incorporated by reference and made a part of this document.

APPENDIX A

Description of S&P and Moody’s Ratings

S&P

AAA - Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Fixed income securities rated AAA, AA, A and BBB are considered investment grade.

BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- Rating.

B - Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC - Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B-rating.

CC - The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C - The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI - The rating CI is reserved for income bonds on which no interest is being paid.

A-1

D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-) - The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

Moody’s

Aaa - Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured, interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Fixed income securities which are rated Aaa, Aa, A and Baa are considered investment grade.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

A-2

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s applies the numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

A-3